                               EVERGREEN
                              BALANCED FUNDS

             (four photos: Statue of Liberty, bonds, column, dam)


                         (Photo of mountain and tree)

                             1997 ANNUAL REPORT

                             Evergreen Keystone
                 (Logo)           FUNDS(SM)              (Logo)

                            EVERGREEN BALANCED FUNDS
                               TABLE OF CONTENTS

(Statue of Liberty photo)                         Economic Overview.........................................................     1
                                       EVERGREEN  A Report From Your Portfolio Manager......................................     3
                                        AMERICAN  Results to Date...........................................................     5

                                      RETIREMENT  Statement of Investments..................................................     6
                                            FUND  Statement of Assets and Liabilities.......................................    12
                                                  Statements of Operations..................................................    13
                                                  Statements of Changes in Net Assets.......................................    14
                                                  Financial Highlights......................................................    15

(Certificates photo)                   EVERGREEN  A Report From Your Portfolio Manager......................................   17
                                        BALANCED  Results to Date...........................................................   19

                                            FUND  Statement of Investments..................................................   20
                                                  Statement of Assets and Liabilities.......................................   23
                                                  Statements of Operations..................................................   24
                                                  Statements of Changes in Net Assets.......................................   25
                                                  Financial Highlights......................................................   26

(Column photo)                         EVERGREEN  A Report From Your Portfolio Manager......................................   30
                                      FOUNDATION  Results to Date...........................................................   32

                                            FUND  Statement of Investments..................................................   33
                                                  Statement of Assets and Liabilities.......................................   39
                                                  Statements of Operations..................................................   40
                                                  Statements of Changes in Net Assets.......................................   41
                                                  Financial Highlights......................................................   42

(Dam photo)                        EVERGREEN TAX  A Report From Your Portfolio Managers.....................................   44
                                       STRATEGIC  Results to Date...........................................................   46

                                      FOUNDATION  Statement of Investments..................................................   47
                                            FUND  Statement of Assets and Liabilities.......................................   52
                                                  Statements of Operations..................................................   53
                                                  Statements of Changes in Net Assets.......................................   54
                                                  Financial Highlights......................................................   55

                                                  Combined Notes to Financial Statements....................................   57
                                                  Independent Auditors' Report..............................................   66
                                                  Trustees and Officers......................................   Inside Back Cover
                                                  Federal Income Tax Status of Distributions.................   Inside Back Cover

                            EVERGREEN BALANCED FUNDS
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN
STEPHEN A. LIEBER
   The dynamic United States economy during the first
third of 1997 has almost overwhelmed the expectations (Stephen A. Lieber photo) of the experts. The achievement of a gross domestic product increase of 5.6% in the first quarter, together with a core inflation rate of 2.2% and little indicated pressure for wage inflation, dramatically contrasts with the predictions of economists who anticipated slower growth and a trend of rising wages as the number of unemployed shrank as a percentage of the labor force. Even more confounding, is the contrast with expectations of the business cycle. If the economy were to be following the pattern evident in most post-war years, it would now be deep in a recession, not in an impressively sustained expansion. The investor, as well as the economist, must ask whether this is a significantly different era for the American economy, suggesting different responses and strategies.
   Several major differences from recent experience are evident. Comparatively stable wage costs are foremost, and are the subject of much debate. Some argue that U.S. wage costs are held down by international competition, especially as a result of the rise of the dollar, and the consequent cheapening of imports. Others hold that the bargaining power of labor has been diminished by the downsizing of corporations with its emphasis on productivity gains. Another view is that industry emphasis on cost control and flexibility on relocation has served to reduce the bargaining power of the work force. Irrespective of which one of the factors is decisive, the evidence does indicate that wage pressures have unexpectedly not mirrored the rise in employment. The issue of increased productivity is also debated as an important factor, but there is very little agreement on the statistical evidence.
   The prospects for increasing productivity are enhanced by sustained capital spending, up at a rate of 11.9% in the first quarter. Raw materials have also played a role in reducing cost pressures, especially with the decline in oil and petroleum products during the first quarter. Seldom have commodity price pressures been so few during a period of significantly increased demand.
   Notwithstanding these favorable trends, the Federal Open Market Committee chose to make a "pre-emptive" 0.25% increase in the discount rate during March, with a view toward containing the pressures for too rapid economic growth. In this environment of favorable trends, it is understandable that consumer spending has risen to record levels, up 6.4% in the first quarter, that consumer savings rose to 5.3% in March, and that polls of consumer confidence show a diminished anticipation of recession.
   Investment implications of this economic strength are, as usual, subject to widespread debate. The most obvious implication is that the strong economy is producing a broad, sustained growth in corporate profits, which translates into higher dividends and, to-date, in higher stock prices. It has also brought higher bond yields and a decline in bond prices as the anticipation of Federal Reserve growth restraining policies become more widespread. The higher bond yields, in turn, also tend to put competitive pressures against the higher stock prices achieved because of rising corporate earnings. The challenge for investors is, in fact, an unusual one; responding to what many economists and, perhaps, the Federal Reserve regulators view as a too successful economy. How does one invest in an economy which appears to be too successful?
   The approach to this challenge favored by the Evergreen Keystone Funds is to concentrate investment on long-term values. Those values include corporations with strong financial condition, long-term records of outstanding achievement, effective management which enhances its business franchise with new and improved products and services, and well-grounded innovators who can create new demand and, thus, rapidly growing businesses. A cautious and patient approach which takes into account the volatility of the securities markets generated by this unexpected strength and "pre-emptive" monetary moves, seems to us the best long-term approach. Patient accumulation with purchases during periods of market weakness,
                                                                               1

                            EVERGREEN BALANCED FUNDS
ECONOMIC OVERVIEW -- (CONTINUED)
and judicious sales during those periods so aptly named by Federal Reserve Chairman, Alan Greenspan, as "irrational exuberance", are the strategies of our equity management. Important, too, is the use of appropriate balance between equities and fixed income, with a careful adjustment of the allocation of assets, including the maturities of obligations in an effort to both minimize risk and maximize return. International investing presents yet another opportunity for asset allocation, based on the search for the most comparatively undervalued and well-grounded long-term growth opportunities.
   Recognizing the multiplicity of choices, the complexity of asset allocation, and the necessity for constant evaluation in order to take advantage of shifting opportunities, the Evergreen Keystone Funds provide a wide variety of investing options and an investment management group oriented toward long-term results.
2

                       EVERGREEN AMERICAN RETIREMENT FUND

(Statue of Liberty photo)

A REPORT FROM YOUR
PORTFOLIO MANAGER
IRENE O'NEILL
   Evergreen American Retirement Fund's fiscal year-end was
changed from December 31,
to March 31. This report will concentrate on the three-month   (Irene O'Neill
period ended March 31,                                           photo)
1997. During the three-month period under review, the broad equity markets rose dramatically before turning down sharply in mid-March. Although prices in fixed income markets rose early in the year, they declined from mid-February through the end of the quarter. For the three-month period ended March 31, 1997, the Fund's total return was unchanged (Class Y, no-load shares: 0%*, Class A shares at net asset value: -0.1%*), which was in line with the Lipper Balanced Fund Average of the 335 balanced funds tracked by Lipper Analytical Services during that time**. (Please see page 5 for additional performance information.)

   Within the equity portfolio, the Fund's best performing industries during the period under review were energy; building, construction and furnishings;
and banks. The energy industry, representing 8.8% of net assets, includes oil field services companies and oil and gas producers. This sector extended its strong performance from 1996, providing a 6.4% return for the period.
Although energy prices subsided as the winter weather waned, the trend toward rising global demand, especially in emerging nations, remains in place. Oil and gas producers are increasing their production volumes and stepping up exploration activity to replace reserves and boost production further. The accelerated pace of exploration has lifted demand for oil field services, and companies in this market are raising the prices they charge their customers. This combination is stimulating earnings growth. The building, construction and furnishings segment, representing 0.8% of net assets, is composed primarily of cement companies and provided a 6.3% return during the three-month period. These companies continue to benefit from strong construction activity which has supported higher selling prices for cement.
Due to the high level of operating leverage in this business, rising prices are driving strong earnings growth. The banking sector, representing 9.1% of net assets, provided a return of 3.8% during the period. These stocks rose on expectations that bank earnings trends will be favorably affected by share buybacks and productivity gains. Bank stocks are often favored as defensive investments during volatile periods in the stock market as this industry trades at a lower valuation than the broad market and is generally expected to meet earnings estimates,
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * -4.8% WAS THE 3-MONTH TOTAL RETURN ENDED 3/31/97, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT-END SALES CHARGE.
     PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND
     YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND ALSO OFFERS CLASS B
     SHARES, WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT
     DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. THE FUND'S CLASS Y (NO-LOAD) SHARES ARE AVAILABLE TO CERTAIN
     INSTITUTIONAL INVESTORS. PLEASE SEE THE PROSPECTUSES FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES.
  ** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL
     SERVICES INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR.
     LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES AND IF INCLUDED, AVERAGE MAY BE LOWER.
 3

EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty photo)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   The electric utility and transportation industries, representing 5.4% and 0.5%, respectively, of net assets, were the two weakest sectors during the quarter. Stocks in the electric utility sector declined 9.1% as a result of concerns about deregulation and rising interest rates. Uncertainty about the outcome of deregulation proposals floated by utility regulators in various states has clouded the outlook for the industry. Additionally, the prospect of rising interest rates as the Federal Reserve attempts to slow the economy put pressure on electric utility stock prices. The railroad stocks, which comprise the Fund's transportation industry, declined
9% during the quarter. Severe winter weather in much of the Western United States delayed rail shipments and will negatively impact first quarter earnings for these companies. These stocks were also affected by the prospect of rising interest rates as the railroad industry is considered economically sensitive.
   New equity purchases for the Fund continued to
emphasize defensive issues, especially convertibles, which
offer yield considerably higher than the market average. Among the issues purchased were convertibles in Proffitt's, Inc., a regional retailer;
National Australia Bank, the largest bank in Australia; Equitable Company, a major insurance insurer; and MCN Corp., a gas distributor and exploration and production company. Consistent with the Fund's focus on equities with above market yields, common stocks purchased for the Fund included First Palm Beach Bancorp, Inc., a Florida bank; Long Island Lighting Company, a New York utility; and Berry Petroleum, a heavy oil producer. With a rising interest rate environment likely to produce a period of volatility for the equity markets, the Fund's focus on equities with high dividend yields should offer downside protection.
   After practically pre-announcing its move, the Federal Open Market Committee raised the Federal Funds rate .25% at its March 25 meeting. From nearly all economic reports, the U.S. economy appears to be running too hot. Consumer demand, which accounts for two-thirds of the Gross Domestic Product, is strong and will probably grow over 5% in the first quarter. Consumer confidence is at record highs, the unemployment rate is low, and job creation is strong. Tight job markets appear to be sparking a pickup in wage growth. Wages rose about 2.5% per year from 1992 to 1994 and are increasing at 4% annual rate currently. One or more tightenings are likely to follow by the end of the third quarter, which could bring the Federal Funds rate to 6%. The heady growth of the U.S. economy in the first quarter took long-term U.S. Treasury bond yields from 6.64% on December 31, to 7.08% on March 31.
   During the second calendar quarter, economic reports are likely to show signs of some moderation in growth as the economy ebbs and flows. The real issue will be whether the Federal Reserve moved pre-emptively enough to prevent an inflationary up-tick in prices. If it has, economic growth should coast to a lower level through the remainder of 1997 and into 1998. The Fund's fixed income portfolio remained defensively positioned during the quarter because of our concern at the beginning of 1997 that economic growth was accelerating and might prompt an interest rate hike. Purchases for the fixed income portfolio consisted of five-year notes issued by the Federal Home Loan Bank and Federal Home Loan Mortgage Corp. Both of these issues carry call features, which give them above market yields which, in turn, tend to insulate the Fund from rising interest rates. At quarter-end the Fund's fixed income portfolio had a weighted average maturity of 4.7 years and a duration of 3.2 years, nearly unchanged from year-end 1996.
   Consistent with its objectives and conservative investment style, Evergreen American Retirement Fund continues to hold a diversified and balanced portfolio, emphasizing income-producing securities that are both defensive and have the potential for capital growth.
4

EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty photo)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN AMERICAN RETIREMENT FUND
     The graphs below compare a $10,000 investment in the Evergreen American Retirement Fund (Class A, Class B, Class C and Class
Y Shares) with a similar investment in the Wilshire 5000 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes").

(Four chart graphics appear here, values are as follows:)
Class A
1-Year Total Return=3.75%
Average Annual Compound
Return Since Inception=13.89%

(Customer to fill in plot points on 4 graphs below)

Evergreen American Retirement Fund
Wilshire 5000 Index
Lehman Brothers Government/
  Corporate Bond Index

                                  1/3/95*      3/95     3/96     9/96    3/97

Class B
1-Year Total Return=3.02%
Average Annual Compound
Return Since Inception=14.37%


Evergreen American Retirement Fund
Wilshire 5000 Index
Lehman Brothers Government/
  Corporate Bond Index
                               1/13/95*   3/95      9/95   3/96   9/96    3/97

Class C
1-Year Total Return=7.07%
Average Annual Compound
Return Since Inception=15.52%

Evergreen American Retirement Fund
Wilshire 5000 Index
Lehman Brothers Government/
  Corporate Bond Index


                               1/3/95*   3/95   9/95    3/96    9/96   3/97

Class Y
1-Year Total
  Return=9.09%
Average Annual
  Compound Return:
5-Year=11.29%
Since Inception
  =10.53%
                   3/14/88* 12/88 12/89 12/90 12/91 12/92 12/94 12/94 12/96 3/97



*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997;
(c) all recurring fees (including investment advisory fees) were deducted; and
(d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
5

EVERGREEN AMERICAN RETIREMENT FUND
 (Statue of Liberty Photo)
STATEMENT OF INVESTMENTS

                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- 45.1%
             AEROSPACE & DEFENSE -- 0.0% (A)
     2,800   Newport News Shipbuilding, Inc.     $     40,600
             AUTOMOTIVE EQUIPMENT &
             MANUFACTURING -- 0.3%
    14,700   Federal-Mogul Corp.................      361,988
             BANKS -- 7.4%
    40,000   Australia & New Zealand Banking....    1,240,000
    20,000   BancorpSouth, Inc..................      547,500
    20,000   Bank of New York Co., Inc. (The)...      735,000
    16,000   Cape Cod Bank & Trust Co...........      432,000
    13,000   Comerica, Inc......................      732,875
    25,050   Crestar Financial Corp.............      867,356
    45,000   First Palm Beach Bancorp, Inc......    1,248,750
     4,000   First Union Corp. **...............      324,500
     5,000   Fleet Financial Group, Inc.........      286,250
    53,000   Hibernia Corp. Cl. A...............      695,625
    25,000   Liberty Bancorp, Inc...............    1,162,500
    25,200   Maryland Federal Bancorp, Inc......      888,300
    16,000   Susquehanna Bancshares, Inc........      526,000
                                                    9,686,656
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 0.5%
     7,937   Hanson Plc.........................      180,567
    13,584   Medusa Corp........................      509,400
                                                      689,967
             BUSINESS EQUIPMENT &
             SERVICES -- 1.8%
     5,000*  AC Nielson Corp....................       75,000
    15,000   Cognizant Corp.....................      436,875
    15,000   Dun & Bradstreet Corp. (The).......      380,625
       817   Lucent Technologies, Inc...........       43,097
       157*  NCR Corp...........................        5,534
    18,000   Pitney Bowes, Inc..................    1,057,500
    16,000   Reynolds & Reynolds Co. (The), Cl.
             A..................................      382,000
                                                    2,380,631
             CHEMICAL & AGRICULTURAL
             PRODUCTS -- 1.9%
     2,000   Dow Chemical Co. (The).............      160,000
     8,000   Eastman Chemical Co................      430,000
    11,000   Grace (W.R.) & Co..................      521,125
    17,000   Imperial Chemical Industrial
             Plc, ADR...........................      773,500
     4,535   Millennium Chemicals Inc...........       85,031
     5,000   Praxair, Inc.......................      224,375
  SHARES                                            VALUE

             CHEMICAL & AGRICULTURAL
             PRODUCTS -- CONTINUED

    15,600   Stepan Chemical Co................. $    288,600
                                                    2,482,631
             COMMUNICATION SYSTEMS &
             SERVICES -- 0.1%
     5,500*  AirTouch Communications, Inc.......      126,500
             CONSUMER PRODUCTS &
             SERVICES -- 1.6%
     3,000   Colgate-Palmolive Co...............      298,875
    15,875*  Imperial Tobacco Group Plc ADR.....      212,328
    11,000   International Flavors &
             Fragrances, Inc....................      481,250
    30,000   Jostens, Inc.......................      678,750
    11,000   Tambrands, Inc.....................      471,625
                                                    2,142,828
             DIVERSIFIED COMPANIES -- 1.7%
     5,000   Harris Corp........................      384,375
     2,000   Minnesota Mining & Manufacturing
             Co.................................      169,000
    19,000*  Tenneco, Inc.......................      741,000
    50,000   Tomkins Plc, ADR...................      925,000
                                                    2,219,375
             ELECTRICAL EQUIPMENT &
             SERVICES -- 1.4%
    15,000   AMP, Inc...........................      515,625
     2,000   Emerson Electric Co................       90,000
    11,656   Hubbell, Inc. Cl.B.................      492,466
    16,000   Thomas & Betts Corp................      684,000
                                                    1,782,091
             ENERGY -- 5.7%
     8,000   Amoco Corp.........................      693,000
     4,000   Atlantic Richfield Co..............      540,000
    60,000   Berry Petroleum Co. Cl. A..........      855,000
     1,302   El Paso Natural Gas Co.............       73,726
     7,937*  Energy Group Plc ADR...............      254,976
     7,700   Exxon Corp.........................      829,675
     3,000   Kerr-McGee Corp....................      185,625
     5,000   Mobil Corp.........................      653,125
    19,250   Northwest Natural Gas Co...........      471,625
     4,000   PanEnergy Corp.....................      172,500
    10,775   Seitel, Inc........................      381,165
     6,000   Texaco, Inc........................      657,000
    52,928   Union Pacific Resource Group,
             Inc................................      158,574
    30,000   Williams Companies., Inc. (The)....    1,335,000

6

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
             ENERGY -- CONTINUED
     5,000   YPF Sociedad Anonima, Cl.D ADR..... $    132,500
                                                    7,393,491
             FINANCE & INSURANCE -- 3.3%
    35,000   GCR Holdings, Ltd..................      800,625
     8,000   Hartford Steam Boiler Inspection &
             Insurance Co. (The)................      358,000
    10,000   ITT Hartford Group, Inc............      721,250
    20,000   LaSalle Re Holdings, Ltd...........      575,000
    30,000   Ohio Casualty Corp.................    1,233,750
     1,500   Provident Cos., Inc................       82,125
     3,000   Transamerica Corp..................      268,500
     4,123   Trenwick Group, Inc................      204,088
                                                    4,243,338
             FOOD & BEVERAGE PRODUCTS -- 1.2%
    18,000   H.J. Heinz Co......................      711,000
    50,000   Lance, Inc.........................      900,000
                                                    1,611,000
             HEALTHCARE PRODUCTS &
             SERVICES -- 2.4%
    14,000   Bristol-Myers Squibb Co............      826,000
    14,000   Shared Medical System Corp.........      651,000
     5,000   Warner-Lambert Co..................      432,500
    30,000   West Co., Inc. (The)...............      813,750
     5,333   Zeneca Group Plc, ADR..............      454,638
                                                    3,177,888
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 1.6%
    60,000   BW/IP Holding, Inc. Cl.A...........      907,500
    30,000   Goulds Pumps, Inc..................      701,250
    15,000   Graco, Inc.........................      431,250
                                                    2,040,000
             METAL PRODUCTS & SERVICES -- 0.8%
    42,000   Lindberg Corp......................      378,000
     5,000   Phelps Dodge Corp..................      365,625
    10,000   Quanex Corp........................      251,250
                                                      994,875
             LEISURE & TOURISM -- 0.7%
    45,000   Gaylord Entertainment Co. Cl. A....      967,500
             PAPER & PACKAGING -- 0.2%
    12,000   Westvaco Corp......................      301,500
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.7%
     2,460*  Cox Communications, Inc. Cl.A......       50,737
  SHARES                                            VALUE

             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- CONTINUED

    15,625*  Evergreen Media Corp. Cl. A........ $    456,055
     8,000   McGraw-Hill Cos., Inc..............      409,000
    30,000   Reader's Digest Assn., Inc. (The)
             Cl.A...............................      862,500
     5,800   Time Warner, Inc...................      250,850
     2,803   Times Mirror Co. Series A..........      153,114
                                                    2,182,256
             REAL ESTATE -- 0.6%
    10,000   Post Property, Inc.................      381,250
    15,000   Prentiss Properties Trust..........      380,625
                                                      761,875
             RETAILING & WHOLESALE -- 0.6%
     8,000   J. C. Penney Co., Inc..............      381,000
     8,000   Mercantile Stores Co., Inc.........      371,000
                                                      752,000
             TEXTILE & APPAREL -- 0.6%
     3,800   Garan, Inc.........................       68,400
    10,000   Oxford Industry, Inc...............      266,250
     6,600   V. F. Corp.........................      441,375
                                                      776,025
             TRANSPORTATION -- 0.5%
     3,191   Burlington Northern Santa Fe.......      236,134
     7,000   Union Pacific Corp.................      397,250
                                                      633,384
             UTILITIES -- ELECTRIC -- 5.4%
    18,200   Commonwealth Energy System.........      379,925
    20,000   Eastern Utilities Assn.............      360,000
    30,000   Enova Corp.........................      660,000
    30,000   Houston Industries, Inc............      626,250
    10,000   Illinova Corp......................      228,750
    50,000   Long Island Lighting Co............    1,200,000
    37,000   PP&L Resources, Inc................      749,250
    20,000   Public Service Enterprise Group,
             Inc................................      525,000
    22,000   Southern Co........................      464,750
     4,000   Southwestern Public Svc. Co........      143,500
    10,000   Texas Utilities Co.................      342,500
    55,000   TNP Enterprises, Inc...............    1,175,625
     8,000   Unicom Corp........................      156,000
                                                    7,011,550
             UTILITIES -- GAS -- 2.3%
    15,000   AGL Resource, Inc..................      275,625
    40,500   Chesapeake Utilities Corp..........      703,688

                                                                               7

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
             UTILITIES -- GAS -- CONTINUED
    25,000   CMS Energy Corp. Cl. G............. $    465,625
    22,000   South Jersey Industry, Inc.........      470,250
    40,000   Southwest Gas Corp.................      695,000
    20,400   Yankee Energy System, Inc..........      448,800
                                                    3,058,988
             UTILITIES -- TELEPHONE -- 0.8%
     2,521   AT & T Corp........................       87,605
    35,000   Frontier Corp......................      625,625
    10,000   U.S. West, Inc.....................      340,000
                                                    1,053,230
             TOTAL COMMON STOCKS
               (COST $48,623,071)...............   58,872,167
CONVERTIBLE PREFERRED STOCKS -- 11.3%
             BANKS -- 1.0%
    50,000*  National Australia Bank Limited
             7.875%, UNIT.......................    1,250,000
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 0.3%
     7,000   Southdown, Inc.
             $2.875, Series D...................      395,500
             BUSINESS EQUIPMENT &
             SERVICES -- 0.4%
     6,000   Microsoft Corp.
             $2.196, Series A PERCS.............      486,750
             COMMUNICATION SYSTEMS &
             SERVICES -- 0.7%
    30,000   AirTouch Communications Cl.B
             6.00%, 8/16/99.....................      768,750
     5,000   Sprint Corp.
             8.25%, DECS
             (exchangeable for Southern New
             England Telecommunications,
             Corp. Common Stock)................      171,875
                                                      940,625
             CONSUMER PRODUCTS &
             SERVICES -- 0.4%
     5,000   SCI Finance LLC
             $3.125, Series A...................      516,250
             ENERGY -- 0.4%
     5,000   Nuevo Energy Co.
             5.75%, Series A, TECONS............      240,625
     5,000   Valero Energy Corp.
             $3.125.............................      336,875
                                                      577,500
  SHARES                                            VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
             FINANCE & INSURANCE -- 1.5%
    20,000   American General Corp.
             $3.00, Series A, MIPS.............. $  1,125,000
    15,000   Merrill Lynch & Co., Inc.
             7.25%, STRYPES due 6/15/99
             (exchangeable for SunAmerica,
             Inc. Common Stock).................      885,000
                                                    2,010,000
             FOOD & BEVERAGE PRODUCTS -- 0.8%
    20,000   Wendy's Financing I
             5.00%, Series A, TECONS............    1,012,500
             HEALTHCARE PRODUCTS & SERVICES -- 0.2%
     5,000   Pacificare Health Systems
             Delaware, $1.00, Series A..........      166,875
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 1.0%
    80,000   Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel, Co.
             Common Stock)......................    1,280,000
             METAL PRODUCTS & SERVICES -- 0.7%
    20,000*  Timet Capital Trust I 144A
             6.625%, BUCS.......................      937,600
             PAPER & PACKAGING -- 1.0%
    20,000   Crown Cork & Seal Co., Inc.
             4.5%, MIPS.........................      985,000
    10,000   James River Corp. Virginia
             9.00%, Series P, DECS..............      270,000
                                                    1,255,000
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.8%
    15,000   AMC Entertainment, Inc.
             $1.75..............................      510,000
    10,000*  American Radio Systems Corp.
             7%, 144A...........................      470,000
    10,300   Granite Broadcasting Corp.
             $1.938.............................      504,700
    20,000   Merrill Lynch & Co., Inc.
             6.00%, STRYPES due 6/1/99
             (exchangeable for Cox
             Communications, Inc)...............      410,000
    10,000   TCI Communications, Inc.
             $2.125, Series A...................      387,500
     1,197   Times Mirror Co.
             $1.374, Series B...................       39,800
                                                    2,322,000

8

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
CONVERTIBLE PREFERRED STOCKS -- CONTINUED
             TEXTILE & APPAREL -- 0.1%
     5,000   Designer Financial Trust
             6.00%, 12/30/16 TOPRS.............. $    163,125
             UTILITIES -- 1.0%
    40,000   MCN Corp.
             8.75%, PRIDES......................    1,070,000
     5,000   Philippine Long Distance
             Telephone Co., GDS
             7.00%, Series III..................      275,000
                                                    1,345,000
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (COST $13,929,232)...............   14,658,725
PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- 7.9%
             BUSINESS EQUIPMENT &
             SERVICES -- 1.6%
$1,000,000   Adaptec, Inc. 144A
             4.75%, 2/1/04......................      981,300
 1,000,000   HMT Technology Corp. 144A
             5.75%, 1/15/04.....................      850,000
   250,000   Platinum Technology, Inc.
             6.75%, 11/15/01....................      280,000
                                                    2,111,300
             ENERGY -- 0.4%
   500,000   Swift Energy Co.
             6.25%, 11/15/06....................      492,500
             FINANCE & INSURANCE -- 0.8%
   900,000   Equitable Cos., Inc. (The)
             6.125%, 12/15/24...................    1,064,250
             INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES -- 0.5%
   600,000   Robbins & Myers, Inc.
             6.50%, 9/1/03......................      697,500
             OIL FIELD SERVICES -- 2.3%
   500,000   Key Energy Group, Inc. 144A
             7.50%, 7/1/03......................      740,000
 1,000,000   Nabors Industries, Inc.
             5.00%, 5/15/06.....................    1,265,000
 1,000,000   Offshore Logistics, Inc. 144A
             6.00%, 12/15/06....................      965,000
                                                    2,970,000
PRINCIPAL
  AMOUNT                                            VALUE
CONVERTIBLE DEBENTURES -- CONTINUED
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 0.4%
$1,000,000   Jacor Communications, Inc.
             Zero coupon, 6/12/11............... $    457,500
             RETAILING & WHOLESALE -- 1.5%
   500,000   Central Garden & Pet Co. 144A
             6.00%, 11/15/03....................      476,250
 1,500,000   Proffitt's Inc.
             4.75%, 11/1/03.....................    1,507,500
                                                    1,983,750
             REAL ESTATE -- 0.4%
 1,000,000   Marriot International, Inc.
             Zero Coupon, 3/25/11...............      552,500
             TOTAL CONVERTIBLE DEBENTURES
               (COST $9,816,701)................   10,329,300
CORPORATE BONDS -- 3.4%
             BANKS -- 0.7%
 1,000,000   NationsBank Corp.
             6.50%, 8/15/03.....................      959,739
             CONSUMER PRODUCTS &
             SERVICES -- 0.4%
   500,000   Pepsico, Inc.
             6.875%, 5/15/97....................      500,682
             FINANCE & INSURANCE -- 1.5%
 1,000,000   American General Finance Corp.
             7.125%, 12/1/99....................    1,006,602
 1,000,000   Ford Motor Credit Co.
             5.625%, 12/15/98...................      984,182
                                                    1,990,784
             TELECOMMUNICATION SERVICES &
             EQUIPMENT -- 0.8%
 1,000,000   GTE Southwest, Inc. Series A
             5.82%, 12/1/99.....................      976,158
             TOTAL CORPORATE BONDS
               (COST $4,501,740)................    4,427,363

                                                                               9

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

PRINCIPAL
  AMOUNT                                            VALUE
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 22.0%
             GOVERNMENT AGENCY NOTES &
             BONDS -- 20.9%
             Federal Agricultural Mortgage
             Corp. Medium-Term Note
$  700,000   7.03%, 5/26/98..................... $    705,221
             Federal Home Loan Bank
 2,000,000   5.65%, 12/29/00....................    1,925,398
 2,000,000   6.13%, 12/14/98....................    1,989,448
 1,000,000   6.195%, 2/5/03.....................      958,808
 2,000,000   6.455%, 7/8/98.....................    2,002,418
 2,000,000   7.26%, 4/3/02......................    2,000,000
 1,000,000   7.29%, 10/18/01....................      998,323
 3,000,000   7.67%, 1/25/07.....................    2,944,962
 3,000,000   8.00%, 1/10/12.....................    2,938,479
             Federal Home Loan
             Mortgage Corp.
 1,000,000   6.773%, 1/7/02.....................      986,227
 1,000,000   6.91%, 6/20/05.....................      974,361
 2,000,000   7.00%, 3/12/02.....................    1,979,808
 2,000,000   7.585%, 9/19/06....................    1,989,144
             Federal National Mortgage Assn.
 1,000,000   6.25%, 8/12/03.....................      956,791
 1,000,000   6.41%, 3/8/06......................      956,227
 2,000,000   6.68%, 12/28/01....................    1,965,526
             Student Loan Marketing Assn.
 1,000,000   5.90%, 2/20/01.....................      967,165
                                                   27,238,306
             TREASURY NOTES & BONDS -- 1.1%
             U.S. Treasury Bonds
 1,500,000   7.125%, 2/15/23....................    1,480,781
             TOTAL U.S. GOVERNMENT &
               AGENCY OBLIGATIONS
               (COST $29,184,844)...............   28,719,087
PRINCIPAL
  AMOUNT                                            VALUE
SHORT-TERM INVESTMENTS -- 8.9%
             COMMERCIAL PAPER -- 8.9%
             Bell Atlantic Financial
             Services, Inc.
$  900,000   5.30%, 4/16/97..................... $    898,012
   300,000   5.52%, 4/30/97.....................      298,666
   550,000   Columbia/HCA Healthcare Corp.
             5.52%, 5/9/97......................      546,795
 1,900,000   Federal National Mortgage
             Assn. Discount Notes
             5.22%, 4/24/97.....................    1,893,663
   950,000   Finova Capital Corp.
             5.32%, 4/10/97.....................      948,737
   450,000   General Electric Capital Corp.
             Discount Notes
             5.52%, 5/12/97.....................      447,171
   600,000   Great Lakes Chemical Corp.
             5.32%, 4/25/97.....................      597,872
 2,100,000   Holy Cross Health System Corp.
             5.35%, 4/16/97.....................    2,095,319
   850,000   Norfolk Southern Corp.
             5.27%, 4/24/97.....................      847,138
   300,000   Pearson, Inc.
             5.31%, 4/10/97.....................      299,602
   500,000   PHH Corp.
             5.32%, 4/7/97......................      499,557
 1,000,000   Riverwoods Funding Corp.
             5.60%, 5/5/97......................      994,711
 1,000,000   Tennessee Valley Authority
             Discount Notes
             5.29%, 4/29/97.....................      995,886
   200,000   Transamerica Corp.
             5.32%, 4/30/97.....................      199,143
                                                   11,562,272
             TOTAL SHORT-TERM INVESTMENTS
               (COST $11,562,272)...............   11,562,272
             TOTAL INVESTMENTS --
               (COST $117,617,860)...... 98.6  %  128,568,914
             OTHER ASSETS AND
               LIABILITIES -- NET.......  1.4  %    1,817,475
             NET ASSETS................. 100.0 % $130,386,389

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
 * Non-income producing securities.
** At March 31, 1997 and December 31, 1996 the Fund
   owned 4,000 shares of common stock of First Union Corp.
   at a cost of $106,108. During the three months ended
   March 31, 1997 and year ended December 31, 1996 the
   fund earned $2,320 and $8,800, respectively, in dividend income from this investment. These were purchased by the Fund prior to the acquisition of the investment advisor and Lieber & Company by First Union.
(a)  Less than one tenth of one percent.
The following abbreviations are used in this portfolio:
ADR -- American Depositary Receipts
BUCS -- Beneficial Unsecured Convertible Securities
DECS -- Dividend Enhanced Convertible Stock
GDS -- Global Depositary Shares
MIPS -- Monthly Income Preferred Shares
PERCS -- Preferred Equity Redemption Cumulative
  Stock
PRIDES -- Provisionally Redeemable Income Debt
  Exchangeable for Stock
STRYPES -- Structured Yield Product Exchangeable for
  Stock
TECONS -- Term Convertible Shares
TOPRS -- Trust Originated Preferred Shares
144A -- Rule 144A securities are restricted as to resale to
         qualified institutional investors
See accompanying notes to financial statements.
 11

EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $117,617,860)...........................................................  $128,568,914
   Cash..........................................................................................................        71,136
   Receivable for investment securities sold.....................................................................     1,529,094
   Receivable for Fund shares sold...............................................................................     1,718,468
   Dividends and interest receivable.............................................................................       799,467
   Receivable from investment advisor............................................................................        90,000
   Prepaid expenses..............................................................................................        68,132
         Total assets............................................................................................   132,845,211
LIABILITIES:
   Payable for investment securities purchased...................................................................     2,000,900
   Payable for Fund shares repurchased...........................................................................       186,529
   Distribution fee payable......................................................................................        94,346
   Advisory fee payable..........................................................................................        81,969
   Accrued expenses and other liabilities........................................................................        95,078
         Total liabilities.......................................................................................     2,458,822
NET ASSETS.......................................................................................................  $130,386,389
NET ASSETS CONSISTS OF:
   Paid-in capital...............................................................................................  $119,185,572
   Undistributed net investment income...........................................................................        11,347
   Undistributed net realized gain on investment transactions....................................................       238,416
   Net unrealized appreciation of investments....................................................................    10,951,054
         Net assets..............................................................................................  $130,386,389
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($14,590,144 (divided by) 1,062,020 shares of beneficial interest outstanding)................        $13.74
   Sales charge -- 4.75% of offering price.......................................................................           .69
         Maximum offering price..................................................................................        $14.43
   Class B shares ($76,790,544 (divided by) 5,617,901 shares of beneficial interest outstanding).................        $13.67
   Class C shares ($1,768,772 (divided by) 129,121 shares of beneficial interest outstanding)....................        $13.70
   Class Y shares ($37,236,929 (divided by) 2,710,150 shares of beneficial interest outstanding).................        $13.74

See accompanying notes to financial statements.
12

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                            STATEMENTS OF OPERATIONS

                                                                                                   THREE MONTHS
                                                                                                      ENDED        YEAR ENDED
                                                                                                    MARCH 31,     DECEMBER 31,
                                                                                                       1997           1996
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $7,812 and $17,809)............................   $  683,306     $1,791,668
   Interest......................................................................................      746,948      1,705,527
         Total investment income.................................................................    1,430,254      3,497,195
EXPENSES:
   Advisory fee..................................................................................      225,438        549,949
   Distribution fee -- Class A Shares............................................................        7,950         14,426
   Distribution fee -- Class B Shares............................................................      124,370        199,829
   Shareholder services fee -- Class B Shares....................................................       41,457         66,610
   Distribution fee -- Class C Shares............................................................        2,995          5,713
   Shareholder services fee -- Class C Shares....................................................          998          1,904
   Registration and filing fees..................................................................       54,250         50,750
   Custodian fee.................................................................................       35,808         71,900
   Transfer agent fee............................................................................       57,111         73,721
   Professional fees.............................................................................       17,602         18,371
   Reports and notices to shareholders...........................................................       24,005         16,745
   Insurance.....................................................................................        2,747          1,850
   Trustees' fees and expenses...................................................................        3,175          5,335
   Miscellaneous.................................................................................        5,784         12,965
         Total expenses..........................................................................      603,690      1,090,068
   Less: Fee waivers and expense reimbursements..................................................      (90,000)       (28,241)
      Net expenses...............................................................................      513,690      1,061,827
Net investment income............................................................................      916,564      2,435,368
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions..................................................      274,144        537,906
   Net change in unrealized appreciation (depreciation) of investments...........................   (1,782,365)     6,223,491
Net realized and unrealized gain (loss) on investments...........................................   (1,508,221)     6,761,397
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................   ($ 591,657)    $9,196,765

See accompanying notes to financial statements.
                                                                              13

                       EVERGREEN AMERICAN RETIREMENT FUND
(Statue of Liberty Photo)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             THREE MONTHS
                                                                                ENDED               YEAR ENDED
                                                                              MARCH 31,            DECEMBER 31
                                                                                 1997           1996          1995
INCREASE (DECREASE) IN NET ASSETS:
   OPERATIONS:
   Net investment income...................................................  $    916,564   $  2,435,368   $ 1,556,941
   Net realized gain on investment transactions............................       274,144        537,906       460,019
   Net change in unrealized appreciation (depreciation) of investments.....    (1,782,365)     6,223,491     6,860,189
      Net increase (decrease) in net assets resulting from operations......      (591,657)     9,196,765     8,877,149
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares..........................................................      (114,069)      (214,502)      (15,368)
   Class B Shares..........................................................      (485,797)      (839,295)      (56,118)
   Class C Shares..........................................................       (11,029)       (22,543)         (987)
   Class Y Shares..........................................................      (323,235)    (1,330,115)   (1,498,372)
      Total distributions from net investment income.......................      (934,130)    (2,406,455)   (1,570,845)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares..........................................................            --             --           (12)
   Class B Shares..........................................................            --             --           (44)
   Class C Shares..........................................................            --             --            (1)
   Class Y Shares..........................................................            --             --        (1,166)
      Total distributions in excess of net investment income...............            --             --        (1,223)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..........................................................            --        (61,826)           --
   Class B Shares..........................................................            --       (302,689)           --
   Class C Shares..........................................................            --         (7,483)           --
   Class Y Shares..........................................................            --       (321,583)           --
      Total distributions from net realized gains on investments...........            --       (693,581)           --
   IN EXCESS OF NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..........................................................            --         (3,185)           --
   Class B Shares..........................................................            --        (15,592)           --
   Class C Shares..........................................................            --           (385)           --
   Class Y Shares..........................................................            --        (16,566)           --
      Total distributions in excess of net realized gains on investments...            --        (35,728)           --
         Total distributions to shareholders...............................      (934,130)    (3,135,764)   (1,572,068)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................    27,711,777     66,932,304     9,254,552
   Proceeds from reinvestment of distributions.............................       847,895      2,790,578     1,339,655
   Payment for shares redeemed.............................................    (8,115,115)    (9,928,020)   (9,463,471)
      Net increase resulting from Fund share transactions..................    20,444,557     59,794,862     1,130,736
         Net increase in net assets........................................    18,918,770     65,855,863     8,435,817
NET ASSETS:
   Beginning of period.....................................................   111,467,619     45,611,756    37,175,939
   End of period (including undistributed net investment income of $11,347,
      $28,913 and $0, respectively)........................................  $130,386,389   $111,467,619   $45,611,756

See accompanying notes to financial statements.
14

                     EVERGREEN AMERICAN RETIREMENT FUND --
                              CLASS A AND B SHARES
(Statue of Liberty photo)
                              FINANCIAL HIGHLIGHTS

                                                                                   CLASS A                      CLASS B
                                                                         THREE                              THREE       YEAR
                                                                        MONTHS                             MONTHS       ENDED
                                                                         ENDED          YEAR ENDED          ENDED      DECEMBER
                                                                       MARCH 31,       DECEMBER 31        MARCH 31,    31
                                                                        1997**       1996       1995*      1997**       1996
PER SHARE DATA:
Net asset value, beginning of period................................     $13.86      $12.82     $10.65      $13.80      $12.80
Income (loss) from investment operations:
 Net investment income..............................................        .11         .45        .41         .09         .36
 Net realized and unrealized gain (loss) on investments.............       (.12)       1.12       2.22        (.13)       1.09
  Total from investment operations..................................       (.01)       1.57       2.63        (.04)       1.45
Less distributions to shareholders from:
 Net investment income..............................................       (.11)       (.42)      (.46)       (.09)       (.34)
 Net realized gain on investments...................................         --        (.11)        --          --        (.11)
   Total distributions..............................................       (.11)       (.53)      (.46)       (.09)       (.45)
Net asset value, end of period......................................     $13.74      $13.86     $12.82      $13.67      $13.80
TOTAL RETURN+.......................................................       (.1%)      12.5%      24.9%        (.3%)      11.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted)..........................    $14,590     $11,116     $1,335     $76,791     $57,622
Ratios to average net assets:
 Expenses #.........................................................      1.37%++     1.30%      1.37%++     2.11%++     2.06%
 Net investment income #............................................      3.43%++     3.53%      3.73%++     2.68%++     2.79%
Portfolio turnover rate.............................................         9%         16%        49%          9%         16%
Average commission rate paid per share..............................     $.0606      $.0619        N/A      $.0606      $.0619

                                                                       1995*
PER SHARE DATA:
Net asset value, beginning of period................................   $10.65
Income (loss) from investment operations:
 Net investment income..............................................      .35
 Net realized and unrealized gain (loss) on investments.............     2.20
  Total from investment operations..................................     2.55
Less distributions to shareholders from:
 Net investment income..............................................     (.40)
 Net realized gain on investments...................................       --
   Total distributions..............................................     (.40)
Net asset value, end of period......................................   $12.80
TOTAL RETURN+.......................................................    24.1%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted)..........................   $4,839
Ratios to average net assets:
 Expenses #.........................................................    2.12%++
 Net investment income #............................................    2.97%++
Portfolio turnover rate.............................................      49%
Average commission rate paid per share..............................      N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                   CLASS A                      CLASS B
                                                                         THREE                              THREE       YEAR
                                                                        MONTHS                             MONTHS       ENDED
                                                                         ENDED          YEAR ENDED          ENDED      DECEMBER
                                                                       MARCH 31,       DECEMBER 31,       MARCH 31,    31,
                                                                        1997**       1996       1995*      1997**       1996
Expenses............................................................     1.68%       1.33%     10.96%       2.43%       2.09%
Net investment income (loss)........................................     3.12%       3.50%     (5.86% )     2.36%       2.76%

                                                                       1995*
Expenses............................................................   4.20%
Net investment income (loss)........................................    .89%

See accompanying notes to financial statements.
                                                                              15

                     EVERGREEN AMERICAN RETIREMENT FUND --
                              CLASS C AND Y SHARES
(Statue of Liberty photo)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          CLASS C                                     CLASS Y
                                               THREE MONTHS                     THREE MONTHS
                                                  ENDED         YEAR ENDED         ENDED
                                                MARCH 31,      DECEMBER 31,      MARCH 31,            YEAR ENDED DECEMBER 31,
                                                  1997**       1996    1995*       1997**       1996      1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of period.........     $13.83      $12.81   $10.65       $13.86      $12.83    $10.67    $11.60    $10.95
Income (loss) from investment operations:
Net investment income........................        .09         .36      .36          .14         .48       .47       .60       .56
Net realized and unrealized gain (loss) on
  investments................................       (.13)       1.11     2.19         (.14)       1.10      2.16      (.93)      .96
   Total from investment operations..........       (.04)       1.47     2.55           --        1.58      2.63      (.33)     1.52
Less distributions to shareholders from:
 Net investment income.......................       (.09)       (.34)    (.39)        (.12)       (.44)     (.47)     (.60)    (.60)
 Net realized gain on investments............         --        (.11)      --           --        (.11)       --        --     (.24)
 In excess of net realized gain on
  investments................................         --          --       --           --          --        --        --     (.03)
   Total distributions.......................       (.09)       (.45)    (.39)        (.12)       (.55)     (.47)     (.60)    (.87)
Net asset value, end of period...............     $13.70      $13.83   $12.81       $13.74      $13.86    $12.83    $10.67    $11.60
TOTAL RETURN+................................       (.3%)      11.6%    24.0%          .0%       12.6%     25.1%     (2.9%)    14.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....     $1,769      $1,487     $110      $37,237     $41,243   $39,327   $37,176   $37,336
Ratios to average net assets:
 Expenses....................................      2.12%#++    2.05%#   2.10%#++      1.11%#++   1.05%#    1.26%     1.28%     1.36%
 Net investment income.......................      2.65%#++    2.80%#   2.96%#++      3.56%#++   3.65%#    3.96%     5.40%     5.13%
Portfolio turnover rate......................         9%         16%      49%           9%         16%       49%      136%       92%
Average commission rate paid per share.......     $.0606      $.0619      N/A       $.0606      $.0619       N/A       N/A       N/A

                                                1992
PER SHARE DATA:
Net asset value, beginning of period.........   $10.52
Income (loss) from investment operations:
Net investment income........................      .66
Net realized and unrealized gain (loss) on
  investments................................      .55
   Total from investment operations..........     1.21
Less distributions to shareholders from:
 Net investment income.......................     (.61)
 Net realized gain on investments............     (.17)
 In excess of net realized gain on
  investments................................       --
   Total distributions.......................     (.78)
Net asset value, end of period...............   $10.95
TOTAL RETURN+................................    11.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....  $23,781
Ratios to average net assets:
 Expenses....................................    1.51%#
 Net investment income.......................    6.23%#
Portfolio turnover rate......................     151%
Average commission rate paid per share.......      N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets would have been the following:

                                                                                                              CLASS Y
                                                                               CLASS C                                  YEAR
                                                                   THREE MONTHS                        THREE MONTHS     ENDED
                                                                      ENDED           YEAR ENDED           ENDED        DECEMBER
                                                                    MARCH 31,        DECEMBER 31,        MARCH 31,      31,
                                                                      1997**       1996      1995*        1997**        1996
Expenses........................................................       2.43%       2.08%    103.52%        1.38%        1.09%
Net investment income (loss)....................................       2.34%       2.77%    (98.46%)       3.29%        3.61%

                                                                  1992
Expenses........................................................  1.59%
Net investment income (loss)....................................  6.15%

See accompanying notes to financial statements.
16

                            EVERGREEN BALANCED FUND
(photo of certificates)
A REPORT FROM YOUR
PORTFOLIO MANAGER
DEAN HAWES
   Evergreen Balanced Fund's fiscal year-end was changed from
December 31, to March 31. For the twelve-month period ended
March 31, 1997, Evergreen Balanced Fund's total return (Class Y,  (Dean Hawes
no-load shares) was 9.9%*. This return was achieved in an         photo appears
environment in which bonds, as a result of the rise in interest        here)
rates, provided only modest returns. Fortunately, the stock
market continued its rise and rewarded investors with above
average gains. During this twelve-month period, fixed income exposure remained essentially unchanged while equity exposure was reduced modestly to 51% from 54%. Despite assuming a more conservative posture, the relative outperformance in the final two quarters of the fiscal year allowed Evergreen Balanced Fund, for the twelve-month period, to exceed the average return of the Lipper Balanced Fund universe of the 294 balanced funds tracked by Lipper Analytical Services, Inc., during that time**. The twelve-month total return ended March 31, for the Fund's Class A shares at net asset value was 9.6%. (Please see page 19 for additional performance information.)
   Within the equity portion of the portfolio, a relative overweighting in the financial sector, versus that in the S&P 500 Index***, throughout the year enhanced returns. The outlook in this industry appears strong as consolidation within the industry continues and banks have begun to focus on increasing fee-based business. We anticipate remaining overweighted. Conversely, we remained underweighted in utilities, although we did realign the group by adding CINergy Corp. and increasing our position of CMS Energy Corp. We began the year slightly underweighted in information technology, but modestly increased our position as the year progressed with names such as Microsoft Corp. and Atmel Corp. Despite a bumpy ride for technology stocks in early 1997, industry fundamentals remain positive as global competition and the quest for productivity gains provide a favorable backdrop. Stock selection will be paramount, but we do look to be at least market weighted. A tactical shift was made in the energy and oil sectors as we reduced exposure to companies most directly impacted by fluctuating crude oil prices, and added companies which emphasize drilling, exploration, and refining and marketing interests. Accordingly, Exxon Corp. and Atlantic Richfield Co. were sold while we acquired Reading and Bates, Diamond Offshore Drilling and Ultramar Diamond Shamrock. Within the consumer non-durable sector we remain modestly underweighted as healthcare remains our area of preference. Long-term demographic trends are favorable and short-term earnings visibility is good. Within the healthcare sector, we added Johnson & Johnson and Pfizer, Inc. These two proven companies have excellent earnings prospects and we anticipate them to outperform the overall market averages.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * 4.4% WAS THE 12-MONTH TOTAL RETURN FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
    PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
 ** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
    INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES AND IF INCLUDED, AVERAGE MAY BE LOWER.
*** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                                                              17

                            EVERGREEN BALANCED FUND
(photo of certificates)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Within the fixed income portion, the portfolio closed the fiscal year at 93.8% of its neutral duration. As of March 31, portfolio duration was 4.65 years. As the year came to an end, we became concerned with the interest rate outlook and shortened the portfolio duration using Treasuries. This portfolio adjustment sets the stage for duration extensions should interest rates increase throughout the remainder of 1997.
   We will approach the coming quarters with a degree of caution, noting increased market volatility and the potential for further interest rate increases by the Federal Reserve. Stock selection will be critical as the market punishes those companies which fail to meet earnings expectations. Our current asset allocation of 51% stocks, 46% bonds and 3% cash should position the Fund well for the remainder of 1997. Although we remain somewhat cautious, market corrections will be viewed as an opportunity to utilize our cash reserves to increase equity exposure. Our focus will remain on attractively priced stocks of established companies with solid earnings prospects. We anticipate the bond market to continue its second-half recovery and provide modest returns. The current portfolio allocation should allow the Fund to take advantage of any upswing in the financial markets while helping to reduce risk should the markets retreat.
   Thank you for your investment in the Evergreen Balanced Fund.
18

                            EVERGREEN BALANCED FUND
(photo of certificates)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN BALANCED FUND
     The graphs below compare a $10,000 investment in the Evergreen Balanced Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes"). (four charts appear here, plot points are as follows:)
(customer to fill in plot points below)
Class A
1-Year Total Return=4.41%
Average Annual Compound
Return Since Inception=10.91%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index
                            6/10/91* 3/92   3/93  3/94  3/95  3/96  3/97

Class B
1-Year Total Return=3.97%
Average Annual Compound
Return Since Inception=9.22%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index

                           6/10/91*  3/93  3/94   3/95   3/96  3/97

Class C
1-Year Total Return=7.44%
Average Annual Compound
Return Since Inception=11.83%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index

                             9/2/94*  3/95  3/96  3/97

Class Y
1-Year Total Return=9.91%
Average Annual Compound
Return Since Inception=11.30%

Evergreen Balanced Fund
S&P 500 Index
Lehman Brothers
  Government/
  Corporate Bond Index

                              4/1/91*  3/92  3/93  3/94  3/95  3/96  3/97

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              19

                            EVERGREEN BALANCED FUND
(photo of certificates)
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- 50.8%
              BANKS -- 6.0%
    140,000   Banc One Corp..................... $  5,565,000
     66,800   Bank of Boston Corp...............    4,475,600
    100,000   BankAmerica Corp..................   10,075,000
    110,000   Chase Manhattan Corp..............   10,298,750
    190,000   CoreStates Financial Corp.........    9,025,000
    125,000   First Chicago NBD Corp............    6,765,625
    180,000   National City Corp................    8,392,500
                                                   54,597,475
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 0.9%
    100,000   *American Standard Cos., Inc......    4,500,000
    100,000   Masco Corp........................    3,575,000
                                                    8,075,000
              BUSINESS EQUIPMENT &
              SERVICES -- 0.6%
    135,000   *Quantum Corp.....................    5,214,375
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 0.6%
     50,000   Du Pont (E. I.) De Nemours
              & Co..............................    5,300,000
              COMMUNICATION SYSTEMS &
              SERVICES -- 0.5%
    100,000   *Cisco Systems, Inc...............    4,812,500
              CONSUMER PRODUCTS &
              SERVICES -- 3.4%
    210,000   American Brands, Inc..............   10,631,250
    115,000   General Motors Corp...............    6,368,125
     40,000   Gillette Co. (The)................    2,905,000
    100,000   Philip Morris Cos., Inc...........   11,412,500
                                                   31,316,875
              DIVERSIFIED COMPANIES -- 4.1%
     60,000   AlliedSignal Inc..................    4,275,000
     75,000   Fluor Corp........................    3,937,500
    150,000   General Electric Co...............   14,887,500
    140,000   Textron Inc.......................   14,700,000
                                                   37,800,000
              ELECTRICAL EQUIPMENT &
              SERVICES -- 0.4%
     75,000   Emerson Electric Co...............    3,375,000
              ENERGY -- 5.3%
    150,000   Chevron Corp......................   10,443,750
     55,000   Mobil Corp........................    7,184,375
    150,000   Sonat, Inc........................    8,175,000
  SHARES                                            VALUE

               ENERGY -- CONTINUED

    140,000   Texaco, Inc....................... $ 15,330,000
    200,000   Unocal Corp.......................    7,625,000
                                                   48,758,125
              FINANCE & INSURANCE -- 1.1%
    110,000   Allstate Corp. (The)..............    6,531,250
     50,900   UNUM Corp.........................    3,715,700
                                                   10,246,950
              FOOD & BEVERAGE PRODUCTS -- 2.0%
    110,350   American Stores Co................    4,910,575
    235,000   McCormick & Co., Inc..............    5,757,500
    200,000   Sara Lee Corp.....................    8,100,000
                                                   18,768,075
              HEALTHCARE PRODUCTS &
              SERVICES -- 5.4%
    220,000   Bristol-Myers Squibb Co...........   12,980,000
    125,000   HBO & Co..........................    5,937,500
    200,000   *HEALTHSOUTH Corp.................    3,825,000
    125,000   Johnson & Johnson.................    6,609,375
    227,000   *Lincare Holdings, Inc............    9,363,750
    130,000   Pfizer, Inc.......................   10,936,250
                                                   49,651,875
              INDUSTRIAL SPECIALTY PRODUCTS
              & SERVICES -- 1.6%
     45,000   Aluminum Co. of America...........    3,060,000
    250,000   Weyerhaeuser Co...................   11,156,250
                                                   14,216,250
              INFORMATION SERVICES &
              TECHNOLOGY -- 3.1%
    150,000   *Atmel Corp.......................    3,590,625
     80,000   *Compaq Computer Corp.............    6,130,000
     77,000   Intel Corp........................   10,712,625
     90,000   *Microsoft Corp...................    8,251,875
                                                   28,685,125
              MANUFACTURING -- DISTRIBUTING
              -- 0.8%
    150,000   Case Corp.........................    7,612,500
              METAL PRODUCTS & SERVICES -- 0.4%
     75,000   Crown Cork & Seal Inc.............    3,871,875
              OFFICE EQUIPMENT &
              SUPPLIES -- 0.8%
    130,000   Pitney Bowes, Inc.................    7,637,500

20

                            EVERGREEN BALANCED FUND
(photo of certificates)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                            VALUE
COMMON STOCKS -- CONTINUED
              OIL -- 2.2%
    150,000   Ashland Inc....................... $  6,037,500
     50,000   *Diamond Offshore Drilling Inc....    3,425,000
    175,000   *Reading & Bates Corp.............    3,959,375
    150,000   Ultramar Diamond Shamrock Corp....    4,762,500
     50,000   Williams Companies., Inc. (The)...    2,225,000
                                                   20,409,375
              PAPER & PACKAGING -- 1.0%
    230,000   International Paper Co............    8,941,250
              REAL ESTATE -- 1.2%
    280,000   Healthcare Realty Trust, Inc......    7,665,000
    100,500   Highwoods Properties, Inc.........    3,366,750
                                                   11,031,750
              RETAILING & WHOLESALE -- 1.3%
    100,000   Dayton Hudson Corp................    4,175,000
    150,000   Sears, Roebuck & Co...............    7,537,500
                                                   11,712,500
              TRANSPORTATION -- 2.2%
    100,342   Conrail, Inc......................   11,313,561
    100,000   Norfolk Southern Corp.............    8,525,000
                                                   19,838,561
              UTILITIES -- TELEPHONE -- 1.0%
    148,000   Bell Atlantic Corp................    9,009,500
              UTILITIES -- 4.9%
    200,000   Carolina Power & Light Co.........    7,250,000
    150,000   CINergy Corp......................    5,118,750
     75,000   CMS Energy Corp...................    2,465,625
    260,000   GTE Corp..........................   12,122,500
    160,000   SBC Communications, Inc...........    8,420,000
    450,000   Southern Co.......................    9,506,250
                                                   44,883,125
                TOTAL COMMON STOCKS
                   (COST $361,353,728)..........  465,765,561
 PRINCIPAL
  AMOUNT
CORPORATE BONDS -- 11.3%
              BANKS -- 2.0%
$ 3,000,000   Boatmen's Bancshares, Inc.
              6.75%, 3/15/03....................    2,925,579
  5,000,000   First Chicago Corp.,
              9.875%, 8/15/00...................    5,419,630
 PRINCIPAL
  AMOUNT                                            VALUE

CORPORATE BONDS -- CONTINUED
               BANKS -- CONTINUED

$10,000,000   NationsBank Corp.
              7.625%, 4/15/05................... $ 10,109,680
                                                   18,454,889
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 0.6%
  5,000,000   Dow Chemical Co.
              8.625%, 4/1/06....................    5,406,290
              CONSUMER PRODUCTS &
              SERVICES -- 0.5%
  5,000,000   Philip Morris Cos., Inc.
              8.65%, 5/15/98....................    5,105,780
              ENERGY -- 0.5%
  4,000,000   Atlantic Richfield Co.,
              9.00%, 4/1/21.....................    4,538,644
              FINANCE & INSURANCE -- 2.6%
  5,500,000   Dean Witter, Discover & Co.
              6.75%, 10/15/13...................    4,957,414
  5,500,000   General Electric Capital Corp.,
              8.75%, 3/14/03....................    5,917,164
  2,750,000   International Bank For
              Reconstruction &
              Development,
              7.95%, 5/15/16....................    2,883,287
  5,000,000   Merrill Lynch, Pierce,
              Fenner & Smith Inc.,
              7.00%, 4/27/08....................    4,822,755
  5,000,000   Smith Barney Holdings, Inc.,
              5.50%, 1/15/99....................    4,897,885
                                                   23,478,505
              FOOD & BEVERAGE PRODUCTS -- 1.1%
  5,000,000   General Mills, Inc.,
              9.00%, 12/20/02...................    5,412,310
  4,250,000   PepsiCo, Inc.,
              7.625%, 11/1/98...................    4,317,860
                                                    9,730,170
              HEALTHCARE PRODUCTS &
              SERVICES -- 0.5%
  5,000,000   Baxter International
              7.25%, 2/15/08....................    4,936,775
              INDUSTRIAL SPECIALTY PRODUCTS
              & SERVICES -- 2.0%
  7,000,000   Jet Equiptment Trust, 144A
              9.41%, 6/15/10....................    7,832,720
 10,000,000   Loews Corp.
              6.75%, 12/15/06...................    9,422,470

                                                                              21

                            EVERGREEN BALANCED FUND
(photo of certificates)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

 PRINCIPAL
  AMOUNT                                            VALUE
               INDUSTRIAL SPECIALTY PRODUCTS
                -- CONTINUED
$ 1,400,000   Waste Management Inc.
              8.75%, 5/1/18..................... $  1,511,229
                                                   18,766,419
              MANUFACTURING --
              DISTRIBUTING -- 0.5%
  4,300,000   Stanley Works,
              7.375%, 12/15/02..................    4,348,052
              MORTGAGE BACKED SECURITIES --
              0.0%(B)
    322,947   Fleet Financial Home
              Equity Trust Class A,
              Series 1990
              6.70%, 1/16/06....................      323,571
              SOVEREIGN GOVERNMENT -- 0.6%
  5,000,000   Ontario Province Canada,
              7.75%, 6/4/02.....................    5,153,900
              UTILITIES -- 0.4%
  3,600,000   Union Electric Co.,
              8.00%, 12/15/22...................    3,555,871
                TOTAL CORPORATE BONDS
                   (COST $102,043,342)..........  103,798,866
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 34.2%
              GOVERNMENT AGENCY NOTES &
              BONDS -- 1.8%
              Government National
              Mortgage Assn.
  3,021,454   8.50%, 5/15/21....................    3,102,656
  1,975,747   8.50%, 7/15/21....................    2,028,845
  1,981,940   9.00%, 9/15/21....................    2,077,321
  3,434,969   9.00%, 10/15/21...................    3,600,276
  1,768,337   9.50%, 2/15/21....................    1,902,068
  3,697,121   8.50%, 6/15/22....................    3,796,481
                                                   16,507,647
              TREASURY NOTES & BONDS -- 32.4%
              U.S. Treasury Bonds
 20,000,000   7.625%, 2/15/07...................   20,525,000
 24,100,000   8.75%, 11/15/08...................   26,269,000
 PRINCIPAL
  AMOUNT                                            VALUE

U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- CONTINUED
               TREASURY NOTES & BONDS -- CONTINUED

$20,000,000   8.75%, 5/15/17.................... $ 23,193,740
 15,000,000   8.75%, 5/15/20....................   17,517,180
 17,000,000   8.875%, 8/15/17...................   19,948,429
 17,500,000   9.125%, 5/15/18...................   21,054,688
              U.S. Treasury Notes
 10,000,000   5.50%, 11/15/98...................    9,868,750
 20,990,000   5.875%, 2/28/99...................   20,793,219
 65,000,000   6.375%, 6/30/97...................   65,142,220
  8,000,000   6.375%, 7/15/99...................    7,985,000
 10,000,000   6.50%, 4/30/99....................   10,012,500
 10,000,000   7.125%, 2/29/00...................   10,134,370
 10,000,000   7.75%, 11/30/99...................   10,284,370
 10,000,000   7.75%, 2/15/01....................   10,353,120
 10,000,000   8.00%, 8/15/99....................   10,321,870
 10,000,000   8.125%, 2/15/98...................   10,168,750
  3,500,000   8.875%, 11/15/98..................    3,633,437
                                                  297,205,643
                TOTAL U.S. GOVERNMENT
                   & AGENCY OBLIGATIONS
                   (COST $318,053,006)..........  313,713,290

REPURCHASE AGREEMENT -- 2.5%
 22,381,460   Donaldson, Lufkin & Jenrette
              Securities Corp., (cost,
              $22,381,460) (a)..................   22,381,460
              TOTAL INVESTMENTS --
                (COST $803,831,536)....  98.8%    905,659,177
              OTHER ASSETS AND
                LIABILITIES -- NET.....   1.2      11,217,026
              NET ASSETS............... 100.0%   $916,876,203

(a) The repurchase agreement is fully collateralized by U.S. Government obligations based on market prices at March 31, 1997.
(b) Less than one tenth of one percent.
* Non-income producing securities.
144A -- Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
22

                            EVERGREEN BALANCED FUND
(photo of certificates)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $803,831,536)...........................................................  $905,659,177
   Receivable for investment securities sold.....................................................................     3,926,869
   Receivable for Fund shares sold...............................................................................     3,556,865
   Dividends and interest receivable.............................................................................     8,872,702
   Prepaid expenses..............................................................................................        47,547
         Total assets............................................................................................   922,063,160
LIABILITIES:
   Payable for investment securities purchased...................................................................     2,659,900
   Payable for Fund shares repurchased...........................................................................     1,852,984
   Advisory fee payable..........................................................................................       403,540
   Distribution fee payable......................................................................................        21,979
   Accrued expenses..............................................................................................       248,554
         Total liabilities.......................................................................................     5,186,957
NET ASSETS.......................................................................................................  $916,876,203
NET ASSETS CONSISTS OF:
   Paid-in capital...............................................................................................  $757,904,605
   Undistributed net investment income...........................................................................       246,535
   Undistributed net realized gain on investment transactions....................................................    56,897,422
   Net unrealized appreciation of investments....................................................................   101,827,641
         Net assets..............................................................................................  $916,876,203
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
Class A shares ($41,429,056 (divided by) 3,218,879 shares of beneficial interest outstanding)....................  $      12.87
Sales charge -- 4.75% of offering price..........................................................................           .64
   Maximum offering price........................................................................................  $      13.51
Class B shares ($107,347,482 (divided by) 8,334,838 shares of beneficial interest outstanding)...................  $      12.88
Class C shares ($353,161 (divided by) 27,591 shares of beneficial interest outstanding)..........................  $      12.80
Class Y shares ($767,746,504 (divided by) 59,654,900 shares of beneficial interest outstanding)..................  $      12.87

See accompanying notes to financial statements.
                                                                              23

                            EVERGREEN BALANCED FUND
(photo of certificates)
                            STATEMENTS OF OPERATIONS

                                                                                         THREE MONTHS ENDED    YEAR ENDED
                                                                                             MARCH 31,        DECEMBER 31,
                                                                                                1997              1996
INVESTMENT INCOME:
   Dividends (Net of foreign withholding tax of $0 and $45,707)........................     $  3,035,556      $ 14,642,260
   Interest............................................................................        7,615,522        31,431,682
         Total investment income.......................................................       10,651,078        46,073,942
EXPENSES:
   Advisory fee........................................................................     $  1,170,691      $  4,765,912
   Administrative personnel and service fees...........................................           91,488           459,486
   Distribution fee -- Class A Shares..................................................           26,750           107,023
   Distribution fee -- Class B Shares..................................................          205,485           810,803
   Shareholder services fee -- Class B Shares..........................................           68,495           270,267
   Distribution fee -- Class C Shares..................................................              710             1,883
   Shareholder services fee -- Class C Shares..........................................              237               628
   Transfer agent fee..................................................................          126,528           324,216
   Custodian fee.......................................................................           73,451           229,946
   Reports and notices to shareholders.................................................           46,954           128,217
   Registration and filing fees........................................................           41,318           114,972
   Professional fees...................................................................           21,993            39,953
   Insurance...........................................................................            9,754            10,253
   Trustees' fees and expenses.........................................................            9,664            25,829
   Miscellaneous.......................................................................            6,456            15,779
         Total expenses................................................................        1,899,974         7,305,167
Net investment income..................................................................        8,751,104        38,768,775
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions........................................       56,839,210        74,563,015
   Net change in unrealized appreciation (depreciation) of investments.................      (62,291,441)       (8,122,510)
Net realized and unrealized gain (loss) on investments.................................       (5,452,231)       66,440,505
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................     $  3,298,873      $105,209,280

See accompanying notes to financial statements.
24

                            EVERGREEN BALANCED FUND
(photo of certificates)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    THREE MONTHS ENDED            YEAR ENDED
                                                                        MARCH 31,                DECEMBER 31,
                                                                           1997              1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..........................................     $  8,751,104      $  38,768,775   $  40,717,357
   Net realized gain on investment transactions...................       56,839,210         74,563,015      33,813,027
   Net change in unrealized appreciation (depreciation) of
      investments.................................................      (62,291,441)        (8,122,510)    154,935,970
         Net increase in net assets resulting from operations.....        3,298,873        105,209,280     229,466,354
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares.................................................         (369,566)        (1,699,709)     (1,620,476)
   Class B Shares.................................................         (786,903)        (3,505,791)     (3,381,480)
   Class C Shares.................................................           (2,467)            (9,398)         (8,000)
   Class Y Shares.................................................       (7,410,252)       (33,878,986)    (35,087,211)
      Total distributions from net investment
         income...................................................       (8,569,188)       (39,093,884)    (40,097,167)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares.................................................               --         (3,402,462)     (1,423,252)
   Class B Shares.................................................               --         (8,639,808)     (3,696,589)
   Class C Shares.................................................               --            (28,096)        (10,158)
   Class Y Shares.................................................               --        (62,657,565)    (28,740,172)
      Total distributions from net realized gains on
         investments..............................................               --        (74,727,931)    (33,870,171)
         Total distributions to shareholders......................       (8,569,188)      (113,821,815)    (73,967,338)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold......................................       52,946,906        234,680,222     170,978,316
   Proceeds from reinvestment of distributions....................        4,394,304         64,783,444      66,166,480
   Payment for shares redeemed....................................      (66,950,959)      (328,365,114)   (343,286,923)
      Net decrease resulting from Fund share transactions.........       (9,609,749)       (28,901,448)   (106,142,127)
         Net increase (decrease) in net assets....................      (14,880,064)       (37,513,983)     49,356,889
NET ASSETS:
   Beginning of period............................................      931,756,267        969,270,250     919,913,361
   End of period (including undistributed net investment income of
      $246,535, $115,118 and $612,856, respectively.).............     $916,876,203      $ 931,756,267   $ 969,270,250

See accompanying notes to financial statements.
                                                                              25

                   EVERGREEN BALANCED FUND -- CLASS A SHARES
(photo of certificates)
                              FINANCIAL HIGHLIGHTS

                                                                        THREE MONTHS
                                                                           ENDED
                                                                         MARCH 31,              YEAR ENDED DECEMBER 31,
                                                                           1997**        1996       1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of period..................................      $12.95       $13.12     $11.17     $12.07     $11.41
Income (loss) from investment operations:
  Net investment income...............................................         .12          .54        .51        .43        .42
  Net realized and unrealized gain (loss) on investments..............        (.08)         .94       2.40       (.71)       .75
      Total from investment operations................................         .04         1.48       2.91       (.28)      1.17
Less distributions to shareholders from:
  Net investment income...............................................        (.12)        (.54)      (.50)      (.43)      (.42)
  Net realized gain on investments....................................          --        (1.11)      (.46)      (.19)      (.09)
      Total distributions                                                     (.12)       (1.65)      (.96)      (.62)      (.51)
Net asset value, end of period                                              $12.87       $12.95     $13.12     $11.17     $12.07
TOTAL RETURN+.........................................................         .3%        11.4%      26.5%      (2.4%)     10.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................     $41,429      $43,169    $41,849    $41,010    $35,032
Ratios to average net assets:
  Expenses............................................................        .93%++      0.89%      0.88%       .89%      0.91%
  Net investment income...............................................       3.62%++      3.95%      4.05%      3.69%      3.61%
Portfolio turnover rate...............................................         28%          34%        37%        35%        19%
Average commission rate paid per share................................      $.0595       $.0593        N/A        N/A        N/A

                                                                         1992
PER SHARE DATA:
Net asset value, beginning of period..................................   $11.02
Income (loss) from investment operations:
  Net investment income...............................................      .42
  Net realized and unrealized gain (loss) on investments..............      .43
      Total from investment operations................................      .85
Less distributions to shareholders from:
  Net investment income...............................................     (.42)
  Net realized gain on investments....................................     (.04)
      Total distributions                                                  (.46)
Net asset value, end of period                                           $11.41
TOTAL RETURN+.........................................................     7.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............................  $17,408
Ratios to average net assets:
  Expenses............................................................    0.91%
  Net investment income...............................................    3.93%
Portfolio turnover rate...............................................      12%
Average commission rate paid per share................................      N/A

** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
26

                   EVERGREEN BALANCED FUND -- CLASS B SHARES
(photo of certificates)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                  THREE MONTHS
                                                                                     ENDED
                                                                                   MARCH 31,        YEAR ENDED DECEMBER 31,
                                                                                     1997**        1996       1995       1994
PER SHARE DATA:
Net asset value, beginning of period............................................      $12.96       $13.13     $11.18     $12.08
Income (loss) from investment operations:
  Net investment income.........................................................         .10          .43        .42        .36
  Net realized and unrealized gain (loss) on investments........................        (.08)         .95       2.40       (.71)
      Total from investment operations..........................................         .02         1.38       2.82       (.35)
Less distributions to shareholders from:
  Net investment income.........................................................        (.10)        (.44)      (.41)      (.36)
  Net realized gain on investments..............................................          --        (1.11)      (.46)      (.19)
  In excess of net investment income............................................          --           --         --         --
      Total distributions.......................................................        (.10)       (1.55)      (.87)      (.55)
  Net asset value, end of period................................................      $12.88       $12.96     $13.13     $11.18
TOTAL RETURN+...................................................................         .1%        10.6%      25.6%      (3.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................    $107,347     $109,591   $108,983   $100,052
Ratios to average net assets:
  Expenses......................................................................       1.68%++      1.64%      1.62%      1.48%
  Net investment income.........................................................       2.87%++      3.19%      3.30%      3.12%
Portfolio turnover rate.........................................................         28%          34%        37%        35%
Average commission rate paid per share..........................................    $  .0595     $  .0593        N/A        N/A

                                                                                   1993*
PER SHARE DATA:
Net asset value, beginning of period............................................   $11.54
Income (loss) from investment operations:
  Net investment income.........................................................      .34
  Net realized and unrealized gain (loss) on investments........................      .65
      Total from investment operations..........................................      .99
Less distributions to shareholders from:
  Net investment income.........................................................     (.34)
  Net realized gain on investments..............................................     (.09)
  In excess of net investment income............................................     (.02)
      Total distributions.......................................................     (.45)
  Net asset value, end of period................................................   $12.08
TOTAL RETURN+...................................................................     8.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................  $65,475
Ratios to average net assets:
  Expenses......................................................................    1.41%++
  Net investment income.........................................................    3.09%++
Portfolio turnover rate.........................................................      19%
Average commission rate paid per share..........................................      N/A

* For the period from January 26, 1993 (commencement of class operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
                                                                              27

                   EVERGREEN BALANCED FUND -- CLASS C SHARES
(photo of certificates)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                             THREE MONTHS
                                                                                                ENDED           YEAR ENDED
                                                                                              MARCH 31,        DECEMBER 31,
                                                                                                1997**        1996      1995
PER SHARE DATA:
Net asset value, beginning of period......................................................      $12.88       $13.11    $11.17
Income (loss) from investment operations:
  Net investment income...................................................................         .10          .40       .41
  Net realized and unrealized gain (loss) on investments..................................        (.09)         .93      2.40
      Total from investment operations....................................................         .01         1.33      2.81
Less distributions to shareholders from:
  Net investment income...................................................................        (.09)        (.45)     (.41)
  Net realized gain on investments........................................................          --        (1.11)     (.46)
      Total distributions.................................................................        (.09)       (1.56)     (.87)
Net asset value, end of period............................................................      $12.80       $12.88    $13.11
TOTAL RETURN+.............................................................................         .1%        10.2%     25.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).................................................        $353         $355      $300
Ratios to average net assets:
  Expenses................................................................................       1.68%++      1.65%     1.62%
  Net investment income...................................................................       2.92%++      3.19%     3.31%
Portfolio turnover rate...................................................................         28%          34%       37%
Average commission rate paid per share....................................................      $.0595       $.0593       N/A

                                                                                            1994*
PER SHARE DATA:
Net asset value, beginning of period......................................................  $12.00
Income (loss) from investment operations:
  Net investment income...................................................................     .18
  Net realized and unrealized gain (loss) on investments..................................    (.61)
      Total from investment operations....................................................    (.43)
Less distributions to shareholders from:
  Net investment income...................................................................    (.21)
  Net realized gain on investments........................................................    (.19)
      Total distributions.................................................................    (.40)
Net asset value, end of period............................................................  $11.17
TOTAL RETURN+.............................................................................   (3.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).................................................    $195
Ratios to average net assets:
  Expenses................................................................................   1.64%++
  Net investment income...................................................................   3.23%++
Portfolio turnover rate...................................................................     35%
Average commission rate paid per share....................................................     N/A

* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
28

                   EVERGREEN BALANCED FUND -- CLASS Y SHARES
(photo of certificates)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                       THREE MONTHS
                                                                          ENDED
                                                                        MARCH 31,              YEAR ENDED DECEMBER 31,
                                                                          1997**        1996       1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of period.................................      $12.95       $13.12     $11.17     $12.07     $11.41
Income (loss) from investment operations:
  Net investment income..............................................         .13          .57        .54        .46        .45
  Net realized and unrealized gain (loss) on investments.............        (.08)         .95       2.40       (.71)       .75
      Total from investment operations                                 .05.......         1.52       2.94       (.25)      1.20
Less distributions to shareholders from:
  Net investment income..............................................        (.13)        (.58)      (.53)      (.46)      (.45)
  Net realized gain on investments...................................          --        (1.11)      (.46)      (.19)      (.09)
      Total distributions............................................        (.13)       (1.69)      (.99)      (.65)      (.54)
Net asset value, end of period.......................................      $12.87       $12.95     $13.12     $11.17     $12.07
TOTAL RETURN+........................................................         .3%        11.7%      26.8%       (2.2)%    10.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................    $767,747     $778,641   $818,137   $778,657   $760,147
Ratios to average net assets:
  Expenses...........................................................        .68%++       .64%       .62%       .64%       .66%
  Net investment income..............................................       3.87%++      4.19%      4.30%      3.93%      3.86%
Portfolio turnover rate..............................................         28%          34%        37%        35%        19%
Average commission rate paid per share...............................      $.0595       $.0593        N/A        N/A        N/A

                                                                         1992
PER SHARE DATA:
Net asset value, beginning of period.................................    $11.02
Income (loss) from investment operations:
  Net investment income..............................................       .46
  Net realized and unrealized gain (loss) on investments.............       .42
      Total from investment operations                                     0.88
Less distributions to shareholders from:
  Net investment income..............................................      (.45)
  Net realized gain on investments...................................      (.04)
      Total distributions............................................      (.49)
Net asset value, end of period.......................................    $11.41
TOTAL RETURN+........................................................      8.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................  $520,232
Ratios to average net assets:
  Expenses...........................................................      .66%
  Net investment income..............................................     4.20%
Portfolio turnover rate..............................................       12%
Average commission rate paid per share...............................       N/A

** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
See accompanying notes to financial statements.
                                                                              29

                           EVERGREEN FOUNDATION FUND
(photo of column)
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   Evergreen Foundation Fund's fiscal year-end was changed from
December 31, to March 31. In the quarter ended March 31, 1997, (photo of Stephen
Evergreen Foundation Fund (Class Y, no-load shares) provided a     A. Lieber)
negative return of 0.02%*. The Fund (Class Y shares) has provided a 15.7% average annual total return for the period since its inception on January 2, 1990, through March 31, 1997.
The asset allocation shifted during this time to 57.1% in equities, 33.1% in long-term bonds, and 9.2% in short-term cash equivalents, from 56.2% in equities, 35.3% in long-term bonds, and 8.5% in short-term cash equivalents at December 31, 1996.
                                 The total returns for the Fund's Class A shares

for the three-month and twelve-month periods ended March 31, were -4.9% and 7.5%, respectively. The average annual total return for the Fund's Class A shares for the period since their inception on January 3, 1995, thorough March 31, 1997, was 15.2%. (Please see page 32 for additional performance information.)
   This period started strongly, with the Fund's net asset value rising 5.8% through the middle of February. But, the growth sectors of the market experienced a reversal at the end of February and through March, while the bond market suffered a moderate reversal as interest rates again began to rise. Thus, by the end of March, the equity portfolio had provided a return of 2.1%, while the Fund's fixed income portfolio, comprised mostly of long-term U.S. Treasury bonds, had a net decline of 3.1% The bond decline and the stock reversal was somewhat cushioned by a continuing short-term cash equivalent position. Notwithstanding the overall volatility of the market, and the particularly negative performance of interest-sensitive equities toward the end, the Fund had a number of companies which provided exceptional increases in value.
   The top ten equity performers during the quarter were Caliber System, Inc., +37.4%; Living Centers of America, Inc., +28.9%; Cape Cod Bank & Trust Co., +19.8%; CB Bancshares, Inc., +19.2%; Warner-Lambert Co., +18.8%; Timken Co., +17.0%; Ohio Casualty Corp., +15.6%; Barnett Banks, Inc., +15.4%; Fingerhut Companies, Inc., +14.4%; and Conrail, Inc., +14.4%. Our strongest holdings, once again, reflected a variety of industries and different kinds of investment opportunities. Some were distinguished by market recognition of the potentials for new products, as in Warner-Lambert Co., others by business recovery after an interruption of historical growth trends, as in Caliber System, Inc., and Fingerhut Companies, Inc., and others as beneficiaries of mergers and acquisitions, as in the case of Conrail, Inc.
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
30

                           EVERGREEN FOUNDATION FUND
(photo of column)
A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   During the quarter, major new commitments utilizing cash-equivalent positions were entered into during periods of general market weakness, or when specific issues were judged to be out of line with their growth potential. The largest commitments were additions to positions already held in E.I. Du Pont de Nemours & Co., Inc., Marsh & McLennan Companies, Inc., and Timken Co. Each of these was seen as representing significant undervaluation of growth potential. E.I. Du Pont de Nemours & Co., Inc., is viewed as a company in the process of corporate restructuring to place emphasis on its major growth sectors, Marsh & McLennan Companies, Inc. as a participant in the major growth opportunity of the mutual fund business which had, to some extent, been obscured by a mature, major insurance agency business, and Timken Co. as a financially undervalued specialty steel company showing growth far above its traditional roller bearing business. Purchases were also made of mid-sized companies with high quality business franchises and innovative policies which we regarded as being undervalued by the markets.
   Sales were made predominantly when issues in the portfolio were regarded as having attained full pricing in the present environment. Many of these were reductions of positions rather than total liquidations, including MGIC Investment Corp., with a 260% gain in four and one-half years, Pfizer, Inc., with a 218% gain in three and one-half years, First Chicago NBD Corp., with a 137% gain in two years and one-quarter, Barnett Banks, Inc., with a 125% gain in under four years, Warner-Lambert Co., with a 100% gain in one and one-half years, and Procter & Gamble Co., with a 92% gain in two years. The equity strategy was to buy issues we considered undervalued, and to sell those which we considered fully valued.
   The fixed income sector of the Fund was not added to during the quarter. Increases were made in the short-term cash equivalent holdings.
   Recent market volatility illustrates an increasingly selective trend in the markets, with a recognition that many issues had become fully valued, some overvalued, while others are ignored. The intensity of our search for undervalued growth opportunities should continue to produce significant gains notwithstanding a volatile and often uncertain market. The power of valuable corporate franchises, strong financials, vigorous research and marketing programs, and, above all, able managements, is evident in a great many companies which we regularly analyze and visit. We expect this research intensive effort to be rewarding in the months ahead with further likelihood of gains from re-valued growth trends, mergers and acquisitions, and profits generated through innovative leadership. We have carefully maintained sizable cash reserves to be able to buy shares on weakness, and have done so during each period of stock market uncertainty. The Fund's fixed income position continues to be concentrated in U.S. Government or Agency obligations which, we believe, will benefit when the present period of anxiety over inflation potentials is past. The real returns of long-term Treasury bonds above the inflation rate are at historical levels, currently approximately 5%. We anticipate that when the Federal Reserve has made amply evident its program to slow the growth of the economy in order to reduce the risk of inflation, that inflation premium will decline and the Fund's primarily long-term bond position will rise in value. Our goal is capital growth with a minimization of risk, and we will continue to shape the Evergreen Foundation Fund's strategy to these purposes. We thank our many existing shareholders and welcome the many new shareholders who have joined us in this year.
                                                                              31

                           EVERGREEN FOUNDATION FUND
(photo of column)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index and Lipper Balanced Funds Average.
(four graphs appear below, plot points are as follows:)
(customer to fill in plot points)

Class A
1-Year Total Return=7.47%
Average Annual Compound
Return Since Inception=15.16%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average

                              1/3/95*  3/95  9/95  3/96   9/96  3/97

Class B
1-Year Total Return=7.02%
Average Annual Compound
Return Since Inception=15.69%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average
                              1/3/95*  3/95   9/95   3/96  9/96   3/97

Class C
1-Year Total Return=11.03%
Average Annual Compound
Return Since Inception=16.73%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average
                             1/3/95*  3/95   9/95  3/96   9/96  3/97

Class Y
1-Year total Return=13.18%
Average Annual Compound Return:
5-Year=13.58%
Since Inception=15.74%

Evergreen Foundation Fund
S&P 500 Index
Lipper Balanced Funds Average

                        1/2/90*  3/90   3/91  3/92  3/93  3/94  3/95  3/96 3/97

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997; (c) all recurring fees (including investment advisory fees net of fee waiver) were deducted; and (d) all dividends and distributions were reinvested.
     The S&P 500 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
32

                           EVERGREEN FOUNDATION FUND
(photo of column)
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- 56.1%
              AEROSPACE & DEFENSE -- 0.4%
     63,000   Boeing Co....................... $    6,213,375
              AUTOMOTIVE EQUIPMENT &
              MANUFACTURING -- 1.0%
    561,500   Chrysler Corp...................     16,845,000
              BANKS -- 5.0%
     16,600   AmSouth Bancorp.................        800,950
     50,000   Bancfirst Corp..................      1,462,500
    390,700   Bank of Boston Corp.............     26,176,900
    110,000   Barnett Banks, Inc..............      5,115,000
     93,375   BSB Bancorp, Inc................      2,836,266
     62,000   Cape Cod Bank & Trust Co........      1,674,000
     27,000   CB Bancshares, Inc..............        958,500
     92,500   Central Fidelity Banks, Inc.....      2,566,875
     97,000   Crestar Financial Corp..........      3,358,625
     80,138   First Chicago NBD Corp..........      4,337,469
      3,600   First Empire State Corp.........      1,152,000
    196,800   First of America Bank Corp......     11,758,800
      7,500   First Security Corp.............        240,938
     58,500   First Union Corp. **............      4,745,812
     70,801   Hibernia Corp. Cl. A............        929,263
     25,000   Mississippi Valley Bancshares,
              Inc.............................      1,062,500
     66,150   Peoples Heritage Financial
              Group...........................      2,034,112
    102,000   Seacoast Banking Corp.
              of Florida Cl. A................      2,881,500
    114,100   Standard Federal
              Bancorporation..................      6,617,800
     65,000   U.S. Trust Corp.................      2,730,000
                                                   83,439,810
              BANKS & THRIFTS -- 0.2%
     80,000   Webster Financial Corp..........      2,810,000
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 0.8%
    122,800   Armstrong World Industries,
              Inc.............................      7,951,300
    149,300   Continental Homes Holding
              Corp............................      2,482,113
     20,000*  M/I Schottenstein Homes, Inc....        205,000
    264,000*  Pacific Greystone Corp..........      3,300,000
                                                   13,938,413
              BUSINESS EQUIPMENT & SERVICES --
              0.9%
     82,000   International Business Machines
              Corp............................     11,264,750
     50,000   Lucent Technologies, Inc........      2,637,500
  SHARES                                           VALUE

               BUSINESS EQUIPMENT & SERVICES -- CONTINUED

     10,000*  Policy Management Systems
              Corp............................ $      436,250
     25,200   Wackenhut Corp. (The)
              Series B........................        359,100
                                                   14,697,600
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 3.7%
     90,000   A. Schulman, Inc................      1,710,000
     30,000   Air Products & Chemicals, Inc...      2,036,250
    283,000   Du Pont (E. I.) De Nemours......     29,998,000
     70,000   Grace (W.R.) & Co...............      3,316,250
     40,000   H.B. Fuller Co..................      1,950,000
    201,500   Monsanto Co.....................      7,707,375
    170,000   Morton International............      7,182,500
     75,000   Nalco Chemical Co...............      2,803,125
     58,000   Pioneer Hi-Bred International,
              Inc.............................      3,646,750
     20,000   Praxair, Inc....................        897,500
                                                   61,247,750
              COMMUNICATION SYSTEMS &
              SERVICES -- 0.2%
     70,000*  Cisco Systems, Inc..............      3,368,750
              CONSUMER PRODUCTS & SERVICES --
              3.4%
     40,000   American Greetings Corp.
              Cl. A...........................      1,277,500
     95,000   Black & Decker Corp.............      3,051,875
     20,000*  Broderbund Software, Inc........        437,500
     25,642*  Consolidated Products, Inc......        400,656
    120,000   CPC International, Inc..........      9,840,000
     75,000   General Motors Corp.............      4,153,125
    148,800   Goodyear Tire & Rubber Co.
              (The)...........................      7,774,800
     95,000   H. & R. Block, Inc..............      2,790,625
    178,800   International Flavors &
              Fragrances, Inc.................      7,822,500
     50,000   Kimberly-Clark Corp.............      4,968,750
     50,100*  Nautica Enterprises, Inc........      1,258,763
     85,400   Procter & Gamble Co. (The)......      9,821,000
     78,500   Tupperware Corp.................      2,629,750
                                                   56,226,844
              DIVERSIFIED COMPANIES -- 1.8%
      8,000   Cooper Industries, Inc..........        347,000
    222,400   General Electric Co.............     22,073,200

                                                                              33

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
               DIVERSIFIED COMPANIES -- CONTINUED
    120,800   PPG Industries, Inc............. $    6,523,200
     30,000   Western Atlas Incorporated......      1,818,750
                                                   30,762,150
              ELECTRICAL EQUIPMENT &
              SERVICES -- 0.4%
    173,400   AMP, Inc........................      5,960,625
     10,000*  KLA Instruments Corp............        365,000
                                                    6,325,625
              ENERGY -- 1.6%
     35,000   Amoco Corp......................      3,031,875
     22,000   Consolidated Natural Gas Co.....      1,108,250
    282,400   Equitable Resources, Inc........      8,648,500
     50,500   Exxon Corp......................      5,441,375
     45,300   Mobil Corp......................      5,917,312
     43,103   Seitel, Inc.....................      1,524,769
     33,877   Union Pacific Resource Group,
              Inc.............................        906,210
                                                   26,578,291
              FINANCE & INSURANCE -- 8.6%
     10,668   Aetna, Inc......................        916,115
    120,000   Allstate Corp. (The)............      7,125,000
     55,300   AMBAC, Inc......................      3,566,850
     93,450   American International Group,
              Inc.............................     10,968,694
    169,000   Beneficial Corp.................     10,921,625
    148,350   Countrywide Credit Industries,
              Inc.............................      3,671,662
     95,000*  Degeorge Financial Corp.........        123,203
     20,000   FBL Financial Group, Inc........        520,000
     40,000   Federal Home Loan Mortgage
              Corp............................      1,090,000
    788,000   Federal National Mortgage
              Association.....................     28,466,500
     38,600   Hartford Steam Boiler Inspection
              & Insurance Co. (The)...........      1,727,350
     70,000   John Alden Financial Corp.......      1,172,500
    130,000   John Nuveen Co. (The), Cl. A....      3,851,250
    195,700   Marsh & McLennan Co., Inc.......     22,163,025
    100,700   Merrill Lynch & Co., Inc........      8,647,612
    165,100   MGIC Investment Corp............     11,680,825
    155,000   NAC RE Corp.....................      5,521,875
    100,000*  Nationwide Financial Services
              Incorporated....................      2,575,000
    235,000   North American Mortgage Co......      4,788,125
     35,000   Ohio Casualty Corp..............      1,439,375
     80,300   Raymond James Financial, Inc....      2,539,488
  SHARES                                           VALUE

               FINANCE & INSURANCE -- CONTINUED

    203,300   Wilmington Trust Corp........... $    8,640,250
                                                  142,116,324
              FOOD & BEVERAGE PRODUCTS -- 0.1%
     30,000   Pepsico, Inc....................        978,750
              FOREST PRODUCTS -- 0.4%
     88,000   Union Camp Corp.................      4,147,000
     50,000   Willamette Industries, Inc......      3,125,000
                                                    7,272,000
              HEALTHCARE PRODUCTS &
              SERVICES -- 6.2%
    185,700   Abbott Laboratories.............     10,422,412
     54,000   Alza Corp.......................      1,485,000
      1,750*  Alza Corp. Warrants $65.00
              Expiring 12/31/1999.............            273
    140,000   American Home Products Corp.....      8,400,000
    100,000   Bristol-Myers Squibb Co.........      5,900,000
    180,900   Columbia / HCA Healthcare
              Corp............................      6,082,763
     23,000*  Covance, Inc....................        370,875
     34,275   Guidant Corp....................      2,107,913
    102,800   Johnson & Johnson...............      5,435,550
    221,262   Lilly (Eli) & Co................     18,198,799
     65,000*  Lincare Holdings, Inc...........      2,681,250
    100,000*  Living Centers of America,
              Inc.............................      3,450,000
     80,000   McKesson Corp...................      5,120,000
    151,750*  MedPartners, Inc................      3,224,688
     60,800   Medtronic, Inc..................      3,784,800
    167,758   Merck & Co., Inc................     14,133,611
     47,000   Pfizer, Inc.....................      3,953,875
     11,500*  Quest Diagnostics, Inc..........        171,063
     66,000   Schering-Plough Corp............      4,801,500
      9,200   Shared Medical System Corp......        427,800
     44,900   Superior Surgical Manufacturing
              Co., Inc........................        583,700
      1,750*  Therapeutic Discovery Corp......         19,250
     15,000   Warner-Lambert Co...............      1,297,500
                                                  102,052,622
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 2.6%
     65,000   Applied Power, Inc..............      2,730,000
     10,000   Bemis, Inc......................        400,000
    107,000   Corning, Inc....................      4,748,125
    200,000   Deere & Co......................      8,700,000

34

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
               INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -- CONTINUED
     20,000   Genuine Parts Company........... $      932,500
     20,000   Parker Hannifair Corp...........        855,000
    110,700   PHH Corp........................      5,106,037
    172,000   Snap-on, Inc....................      6,665,000
      6,000*  Strattec Security Corp..........        105,000
    183,900   Timken Co. (The)................      9,838,650
     50,000   Trinity Industries, Inc.........      1,518,750
     30,000*  UCAR International, Inc.........      1,188,750
                                                   42,787,812
              INFORMATION SERVICES &
              TECHNOLOGY -- 6.2%
     25,000   Computer Associates
              International, Inc..............        971,875
    450,800   Hewlett-Packard Co..............     24,005,100
    340,800   Intel Corp......................     47,413,800
     70,000*  Intel Corp. warrants
              $41.75-expiring 3/14/98.........      6,938,750
    183,800*  Microsoft Corp..................     16,852,162
    224,000*  Sun Microsystems, Inc...........      6,468,000
                                                  102,649,687
              OTHER -- 0.0% (A)
     10,000   Premark International, Inc......        198,750
              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- 0.6%
     30,000   Belo (A.H.) Corp., Series A.....      1,110,000
     20,000*  Cox Communications, Inc., Class
              A...............................        412,500
     50,993   Disney Walt Co. (The)...........      3,722,489
     20,000   Gaylord Entertainment Co.
              Cl.A............................        430,000
      2,500*  Lin Television Corp.............         90,625
     65,000   Time Warner, Inc................      2,811,250
      3,000   Washington Post Co. (The).......      1,032,000
                                                    9,608,864
              REAL ESTATE -- 5.6%
     30,000*  Alexander's, Inc................      2,077,500
     23,400   Arbor Property Trust REIT.......        160,875
     50,000   Bay Apartment Communities, Inc.
              REIT............................      1,793,750
     50,009   Bradley Real Estate, Inc. REIT..        956,422
    125,000   Cali Realty Corp. REIT..........      4,000,000
    270,400*  Capstead Mortgage Corp. REIT....      5,509,400
    111,900   CarrAmerica Realty Corp. REIT...      3,440,925
     40,000   Chelsea GCA Realty, Inc. REIT...      1,435,000
  SHARES                                           VALUE

               REAL ESTATE -- CONTINUED

    184,900   Columbus Realty Trust REIT...... $    3,721,112
    280,000   Crescent Real Estate Equities,
              Inc. REIT.......................      7,490,000
    305,300   Crown American Realty Trust
              REIT............................      2,366,075
     50,300   CWM Mortgage Holdings, Inc......        974,563
    105,200   Essex Property Trust, Inc.
              REIT............................      3,142,850
     83,000   Evans Withycombe Residential,
              Inc. REIT.......................      1,711,875
    165,000   FAC Realty, Inc.................        948,750
     90,000   FelCor Suite Hotels, Inc. REIT..      3,307,500
    100,200   Gables Residential Trust REIT...      2,555,100
    174,000   Glimcher Realty Trust REIT......      3,327,750
     28,000   Highwoods Properties, Inc.
              REIT............................        938,000
     14,076*  Homestead Village Properties,
              Inc.............................        237,532
      9,443*  Homestead Village Properties,
              Inc. Warrants $10.00
              Expiring 10/29/97...............         68,462
    363,216   Horizon Group, Inc. REIT........      4,676,406
    142,000   Kranzco Realty Trust REIT.......      2,254,250
     15,000   Liberty Property Trust REIT.....        367,500
     72,000   Marriott International, Inc.....      3,582,000
     38,100   Oasis Residential, Inc. REIT....        857,250
     40,000   Patriot American Hospitality,
              Inc. REIT.......................        970,000
    130,000   Post Property, Inc. REIT........      4,956,250
    100,000   Prentiss Properties Trust REIT..      2,537,500
     90,000   Public Storage, Inc. REIT.......      2,610,000
     70,416   Security Capital Industrial
              Trust REIT......................      1,469,934
    111,992   Security Capital Pacific Trust
              REIT............................      2,729,805
    100,000   Sovran Self Storage, Inc........      3,075,000
     70,000   Spieker Properties, Inc. REIT...      2,730,000
    147,750   Starwood Lodging Trust REIT.....      5,762,250
     22,700   Storage USA, Inc. REIT..........        837,063
     45,000   Sunstone Hotel Investors, Inc.
              REIT............................        590,625
     57,900   Tanger Factory Outlet Centers,
              Inc. REIT.......................      1,519,875
     25,000   Urban Shopping Centers, Inc.
              REIT............................        750,000
                                                   92,439,149

                                                                              35

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
              RETAILING & WHOLESALE -- 2.0%
    216,511   Avnet, Inc...................... $   12,205,808
     30,000   Fingerhut Companies, Inc........        420,000
     50,000   Home Depot, Inc. (The)..........      2,675,000
     25,000   J. C. Penney Co., Inc...........      1,190,625
    133,000   Lowe's Companies., Inc..........      4,970,875
    195,600   Mercantile Stores Co., Inc......      9,070,950
     70,000   Wyle Electronics................      2,353,750
                                                   32,887,008
              TEXTILE & APPAREL -- 0.1%
     20,000   V. F. Corp......................      1,337,500
              TRANSPORTATION -- 1.0%
     35,000   Burlington Northern Santa Fe....      2,590,000
     34,000   Caliber System, Inc.............        901,000
     61,172   Conrail, Inc....................      6,897,143
     20,000   KLM Royal Dutch Air Lines.......        572,500
     30,000   Pittston Brink's Group..........        757,500
     17,000   Roadway Express, Inc............        329,375
     80,000   Union Pacific Corp..............      4,540,000
                                                   16,587,518
              UTILITIES -- ELECTRIC -- 0.4%
     20,000   Central Hudson Gas & Electric
              Corp............................        657,500
    100,000   Long Island Lighting Co.........      2,400,000
     40,000   PP&L Resources, Inc.............        810,000
    100,000   Public Service Enterprise Group,
              Inc.............................      2,625,000
     32,000   TNP Enterprises, Inc............        684,000
                                                    7,176,500
              UTILITIES -- TELEPHONE -- 2.9%
     98,333*  360 Communications Co...........      1,696,244
     30,000*  AirTouch Communications.........        690,000
     10,000   AT&T Corp.......................        347,500
    150,000   Bell Atlantic Corp..............      9,131,250
    323,800   Frontier Corp...................      5,787,925
    325,000   GTE Corp........................     15,153,125
     30,000   NYNEX Corp......................      1,368,750
    301,000   Sprint Corp.....................     13,695,500
                                                   47,870,294
                TOTAL COMMON STOCKS
                   (COST $711,979,391)........    928,416,386
  SHARES                                           VALUE
PREFERRED STOCKS -- 0.3%
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 0.3%
     50,000   Qualcomm Financial Trust I,
              144A............................ $    2,487,500
    115,000*  Worthington Industries, Inc.....      1,840,000
                                                    4,327,500
                TOTAL PREFERRED STOCKS
                   (COST $4,282,500)..........      4,327,500
CONVERTIBLE PREFERRED STOCKS -- 0.7%
              ELECTRICAL EQUIPMENT &
              SERVICES -- 0.1%
    100,000   Westinghouse Electric Corp.,
              144A, $1.30, Series C, PEPS.....      1,638,000
              FINANCE & INSURANCE -- 0.0% (A)
      3,557   Aetna, Inc.
              6.25%, Class A..................        292,563
              METAL PRODUCTS & SERVICES --
              0.3%
    100,000   Timet Capital Trust I, 144A
              6.625%, BUCS....................      4,688,000
              REAL ESTATE -- 0.3%
    115,000   First Union Real Estate Equity &
              Mortgage Investments
              Series A........................      5,117,500
                TOTAL CONVERTIBLE PREFERRED
                   STOCKS
                   (COST $9,480,605)..........     11,736,063
 PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- 0.3%
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 0.1%
$   500,000   Engle Homes, Inc.
              7.00%, 3/1/03...................        457,500
    500,000   Home Depot, Inc. (The)
              3.25%, 10/1/01..................        500,000
                                                      957,500
              HEALTHCARE PRODUCTS & SERVICES--
              0.0% (A)
    750,000   Maxxim Medical, Inc.
              6.75%, 3/1/03...................        757,500
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 0.1%
  2,000,000   Robbins & Myers, Inc.
              6.50%, 9/1/03...................      2,325,000

36

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

 PRINCIPAL
  AMOUNT                                           VALUE
CONVERTIBLE DEBENTURES -- CONTINUED
              NATURAL GAS -- 0.1%
$ 1,328,000   Consolidated Natural Gas Co.
              7.25%, 12/15/15................. $    1,371,160
                TOTAL CONVERTIBLE DEBENTURES
                   (COST $5,284,665)..........      5,411,160
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 32.8%
              GOVERNMENT AGENCY NOTES &
              BONDS -- 1.1%
  1,000,000   Federal National Mortgage Assn.
              8.10%, 8/12/19..................      1,067,378
              Tennessee Valley Authority
  8,000,000   7.25%, 7/15/43..................      7,502,520
 10,000,000   7.85%, 6/15/44, Series A........      9,829,650
                                                   18,399,548
              TREASURY BONDS & NOTES -- 31.7%
              U.S. Treasury Bonds
 30,000,000   8.375%, 8/15/08.................     32,259,360
  7,000,000   10.00%, 5/15/10.................      8,262,184
  1,000,000   10.625%, 8/15/15................      1,346,562
 49,000,000   7.25%, 5/15/16..................     49,183,750
 50,000,000   8.125%, 8/15/19.................     54,843,750
 10,000,000   8.50%, 2/15/20..................     11,390,620
 25,000,000   8.125%, 5/15/21.................     27,484,375
 10,000,000   8.00%, 11/15/21.................     10,859,370
  7,000,000   7.625%, 11/15/22................      7,312,809
125,000,000   7.125%, 2/15/23.................    123,398,375
150,000,000   6.25%, 8/15/23..................    132,843,750
              U.S. Treasury Notes
 30,000,000   5.75%, 8/15/03..................     28,312,500
 13,000,000   7.25%, 5/15/04..................     13,260,000
  8,000,000   7.25%, 8/15/04..................      8,157,496
 15,000,000   6.50%, 8/15/05..................     14,582,805
                                                  523,497,706
              TOTAL U.S. GOVERNMENT &
              AGENCY OBLIGATIONS
              (COST $578,814,301).............    541,897,254
SHORT-TERM INVESTMENTS -- 9.2%
              COMMERCIAL PAPER -- 9.2%
    250,000   American Home Products, Inc.
              5.27%, 4/4/97...................        249,890
  2,000,000   B.I. Funding, Inc.
              5.28%, 4/16/97..................      1,995,600
 PRINCIPAL
  AMOUNT                                           VALUE

               COMMERCIAL PAPER -- CONTINUED

              Bell Atlantic Financial
              Services, Inc.
$ 3,200,000   5.30%, 4/16/97.................. $    3,192,933
  1,900,000   5.52%, 4/30/97..................      1,891,552
  5,000,000   Columbia/HCA
              Healthcare Corp.
              5.52%, 5/9/97...................      4,970,867
  5,200,000   Corporate Asset Funding
              5.26%, 4/2/97...................      5,199,240
 21,700,000   Federal Home Loan Bank
              Consolidated Discount Note
              5.48%, 5/7/97...................     21,581,084
 20,800,000   Federal National Mortgage
              Association
              5.20%, 4/10/97..................     20,772,960
  5,400,000   Finova Capital Corp.
              5.32%, 4/10/97..................      5,392,818
  7,000,000   Frigate Funding Corporation
              5.29%, 4/15/97..................      6,985,599
  3,100,000   Great Lakes Chemical Corp.
              5.32%, 4/25/97..................      3,089,005
 10,000,000   Guardian Industries Corp.
              5.38%, 5/15/97..................      9,934,244
  1,000,000   Hercules, Inc.
              5.39%, 4/11/97..................        998,503
 10,800,000   International Lease
              Finance Corp.
              5.26%, 4/8/97...................     10,788,954
              National Rural Utilities
              Cooperative Finance Corp.
  1,900,000   5.33%, 4/22/97..................      1,894,093
 20,000,000   5.51%, 5/16/97..................     19,862,250
  3,350,000   Norfolk Southern Corp.
              5.27%, 4/24/97..................      3,338,721
    350,000   PHH Corp.
              5.32%, 4/7/97...................        349,690
  1,200,000   Transamerica Corp.
              5.32%, 4/30/97..................      1,194,857
 16,250,000   Transamerica Finance Corporation
              Discount Notes
              5.40%, 5/8/97...................     16,159,813
  9,150,000   Virginia Electric & Power Co.
              5.36%, 5/7/97...................      9,100,956
  3,750,000   Xerox Credit Corp.
              5.30%, 4/21/97..................      3,738,958
                                                  152,682,587

                                                                              37

                           EVERGREEN FOUNDATION FUND
(photo of column)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

                                                   VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
                TOTAL SHORT-TERM INVESTMENTS
                   (COST $152,682,587)........ $  152,682,587

              TOTAL INVESTMENTS --
              (COST
              $1,462,524,049)........  99.4%    1,644,470,950
              OTHER ASSETS AND
              LIABILITIES -- NET.....   0.6        10,219,897
              NET ASSETS............. 100.0%   $1,654,690,847

(a) Less than one tenth of one percent.
 * Non-income producing securities.
** At March 31, 1997 and December 31, 1996 the Fund owned 58,500 shares of common stock of First Union Corp. at a cost of $2,358,441. During the period ended March 31, 1997 and year ended December 31, 1996 the Fund earned $33,930 and $128,700, respectively, in dividend income from this investment. These shares were acquired by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
BUCS -- Beneficial Unsecured Convertible Securities
REIT -- Real Estate Investment Trust
PEPS -- Participating Equity Preferred Shares
144A -- Rule 144A Securities are restricted as to resale to qualified institutional investors
See accompanying notes to financial statements.
38

                           EVERGREEN FOUNDATION FUND
(photo of column)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $1,462,524,049).......................................................  $1,644,470,950
   Cash........................................................................................................         258,004
   Receivable for investment securities sold...................................................................       1,489,561
   Receivable for Fund shares sold.............................................................................       5,879,723
   Dividends and interest receivable...........................................................................       9,125,885
   Prepaid expenses............................................................................................          73,163
      Total assets.............................................................................................   1,661,297,286
LIABILITIES:
   Payable for investment securities purchased.................................................................       1,795,121
   Payable for Fund shares repurchased.........................................................................       2,099,542
   Advisory fee payable........................................................................................       1,131,671
   Distribution fee payable....................................................................................         889,118
   Accrued expenses............................................................................................         690,987
      Total liabilities........................................................................................       6,606,439
NET ASSETS.....................................................................................................  $1,654,690,847
NET ASSETS CONSISTS OF:
   Paid-in capital.............................................................................................  $1,455,322,214
   Undistributed net investment income.........................................................................         441,087
   Accumulated net realized gain on investment transactions....................................................      16,980,645
   Net unrealized appreciation of investments..................................................................     181,946,901
      Net assets...............................................................................................  $1,654,690,847
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($219,562,289 (divided by) 13,720,729 shares of beneficial interest outstanding).............  $        16.00
   Sales charge -- 4.75% of offering price.....................................................................             .80
      Maximum offering price...................................................................................  $        16.80
   Class B shares ($605,654,063 (divided by) 37,994,888 shares of beneficial interest outstanding).............  $        15.94
   Class C shares ($27,831,125 (divided by) 1,746,457 shares of beneficial interest outstanding)...............  $        15.94
   Class Y shares ($801,643,370 (divided by) 50,044,581 shares of beneficial interest outstanding).............  $        16.02

See accompanying notes to financial statements.
                                                                              39

                           EVERGREEN FOUNDATION FUND
(photo of column)
                            STATEMENTS OF OPERATIONS

                                                                                                THREE MONTHS
                                                                                                   ENDED        YEAR ENDED
                                                                                                 MARCH 31,     DECEMBER 31,
                                                                                                    1997           1996
INVESTMENT INCOME:
   Dividends..................................................................................  $  5,372,277   $ 15,724,373
   Interest...................................................................................    11,448,392     48,429,872
      Total investment income.................................................................    16,820,669     64,154,245
EXPENSES:
   Advisory fee...............................................................................  $  3,246,270   $ 11,140,780
   Distribution fee -- Class A Shares.........................................................       135,502        414,289
   Distribution fee -- Class B Shares.........................................................     1,113,659      3,487,899
   Shareholder services fee -- Class B Shares.................................................       371,220      1,162,633
   Distribution fee -- Class C Shares.........................................................        51,839        152,488
   Shareholder services fee -- Class C Shares.................................................        17,280         50,829
   Registration and filing fees...............................................................       106,200        408,920
   Custodian fee..............................................................................        96,558        365,915
   Transfer agent fee.........................................................................       424,194      1,331,778
   Professional fees..........................................................................        21,182         81,041
   Reports and notices to shareholders........................................................       220,700        294,100
   Insurance..................................................................................         4,832         41,820
   Trustees' fees and expenses................................................................         3,240          7,176
   Miscellaneous..............................................................................        12,582         21,600
      Total expenses..........................................................................     5,825,258     18,961,268
Net investment income.........................................................................    10,995,411     45,192,977
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions...............................................     7,808,618     21,629,530
   Net change in unrealized appreciation (depreciation) of investments........................   (22,555,700)    96,176,448
Net realized and unrealized gain (loss) on investments........................................   (14,747,082)   117,805,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................  $ (3,751,671)  $162,998,955

See accompanying notes to financial statements.
40

                          EVERGREEN FOUNDATION FUND
(photo of column)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 THREE MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                                                   MARCH 31, 1997          1996             1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.......................................    $   10,995,411     $   45,192,977   $   22,897,807
   Net realized gain on investment transactions................         7,808,618         21,629,530        9,385,074
   Net change in unrealized appreciation (depreciation) of
      investments..............................................       (22,555,700)        96,176,448      121,111,375
         Net increase (decrease) in net assets resulting from
            operations.........................................        (3,751,671)       162,998,955      153,394,256
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares..............................................        (1,460,563)        (5,718,718)      (1,908,188)
   Class B Shares..............................................        (3,012,553)       (12,786,120)      (4,488,521)
   Class C Shares..............................................          (138,668)          (568,120)        (170,820)
   Class Y Shares..............................................        (5,968,305)       (26,366,104)     (16,164,235)
         Total distributions from net investment income........       (10,580,089)       (45,439,062)     (22,731,764)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..............................................                --         (1,819,496)        (993,303)
   Class B Shares..............................................                --         (5,077,907)      (2,824,116)
   Class C Shares..............................................                --           (231,947)        (113,415)
   Class Y Shares..............................................                --         (7,335,097)      (7,827,124)
      Total distributions from net realized gains on
         investments...........................................                --        (14,464,447)     (11,757,958)
         Total distributions to shareholders...................       (10,580,089)       (59,903,509)     (34,489,722)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................       124,109,877        717,070,601      652,779,207
   Proceeds from reinvestment of distributions.................         9,578,914         55,523,207       32,843,419
   Payment for shares redeemed.................................       (76,822,274)      (301,222,020)     (98,358,101)
      Net increase resulting from Fund share transactions......        56,866,517        471,371,788      587,264,525
         Net increase in net assets............................        42,534,757        574,467,234      706,169,059
NET ASSETS:
   Beginning of period.........................................     1,612,156,090      1,037,688,856      331,519,797
   End of period (including undistributed net investment income
      of $441,087, $25,764, and $271,849, respectively)........    $1,654,690,847     $1,612,156,090   $1,037,688,856

See accompanying notes to financial statements.
                                                                              41

                          EVERGREEN FOUNDATION FUND --
                              CLASS A AND B SHARES
(photo of column)
                              FINANCIAL HIGHLIGHTS

                                                                                       CLASS A                     CLASS B
                                                                              THREE                            THREE       YEAR
                                                                             MONTHS                           MONTHS      ENDED
                                                                              ENDED         YEAR ENDED         ENDED      DECEMBER
                                                                            MARCH 31,      DECEMBER 31,      MARCH 31,    31,
                                                                             1997**       1996     1995*      1997**       1996
PER SHARE DATA:
Net asset value, beginning of period.....................................     $16.13     $15.12    $12.24      $16.07     $15.07
Income (loss) from investment operations:
 Net investment income...................................................        .12        .50       .44         .09        .40
 Net realized and unrealized gain (loss) on investments..................       (.13)      1.16      3.14        (.13)      1.15
    Total from investment operations.....................................       (.01)      1.66      3.58        (.04)      1.55
Less distributions to shareholders from:
 Net investment income...................................................       (.12)      (.50)     (.47)       (.09)      (.40)
 Net realized gain on investments........................................         --       (.15)     (.23)         --       (.15)
    Total distributions..................................................       (.12)      (.65)     (.70)       (.09)      (.55)
Net asset value, end of period...........................................     $16.00     $16.13    $15.12      $15.94     $16.07
TOTAL RETURN+............................................................       (.2%)     11.3%     29.7%        (.3%)     10.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................................       $220       $206      $107        $606       $570
Ratios to average net assets:
 Expenses................................................................      1.25%++    1.24%     1.33%#++    2.00%++    1.99%
 Net investment income...................................................      2.83%++    3.39%     3.73%#++    2.07%++    2.64%
Portfolio turnover rate..................................................         2%        10%       28%          2%        10%
Average commission rate paid per share...................................     $.0670     $.0649       N/A      $.0670     $.0649

                                                                           1995*
PER SHARE DATA:
Net asset value, beginning of period.....................................  $12.24
Income (loss) from investment operations:
 Net investment income...................................................     .36
 Net realized and unrealized gain (loss) on investments..................    3.09
    Total from investment operations.....................................    3.45
Less distributions to shareholders from:
 Net investment income...................................................    (.39)
 Net realized gain on investments........................................    (.23)
    Total distributions..................................................    (.62)
Net asset value, end of period...........................................  $15.07
TOTAL RETURN+............................................................   28.7%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).................................    $296
Ratios to average net assets:
 Expenses................................................................   2.07%++
 Net investment income...................................................   2.99%++
Portfolio turnover rate..................................................     28%
Average commission rate paid per share...................................     N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                             CLASS A
                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                              1995*
Expenses................................................................        1.34%
Net investment income...................................................        3.72%

See accompanying notes to financial statements.
42

                          EVERGREEN FOUNDATION FUND --
                              CLASS C AND Y SHARES
(photo of column)
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            CLASS C                                 CLASS Y
                                                 THREE MONTHS                    THREE MONTHS
                                                    ENDED         YEAR ENDED        ENDED
                                                  MARCH 31,      DECEMBER 31,     MARCH 31,        YEAR ENDED DECEMBER 31,
                                                    1997**      1996     1995*      1997**      1996    1995    1994     1993
PER SHARE DATA:
Net asset value, beginning of period............    $16.06     $15.07    $12.24     $16.14     $15.13  $12.27   $13.12   $11.98
Income (loss) from investment operations:
  Net investment income.........................       .09        .40       .34        .13        .54     .51      .42      .31
  Net realized and unrealized gain (loss) on
    investments.................................      (.13)      1.14      3.09       (.13)      1.16    3.07     (.57)    1.55
    Total from investment operations............      (.04)      1.54      3.43         --       1.70    3.58     (.15)    1.86
Less distributions to shareholders from:
  Net investment income.........................      (.08)      (.40)     (.37)      (.12)      (.54)   (.49)    (.42)    (.31)
  Net realized gain on investments..............        --       (.15)     (.23)        --       (.15)   (.23)    (.28)    (.41)
    Total distributions.........................      (.08)      (.55)     (.60)      (.12)      (.69)   (.72)    (.70)    (.72)
Net asset value, end of period..................    $15.94     $16.06    $15.07     $16.02     $16.14  $15.13   $12.27   $13.12
TOTAL RETURN+...................................      (.3%)     10.4%     28.5%       0.0%      11.5%   29.7%   (1.1)%    15.7%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in millions).......       $28        $27       $11       $802       $809    $623     $332     $240
Ratios to average net assets:
  Expenses......................................     2.00%++    1.99%     2.23%#++     1.00%+   0.99%   1.07%    1.14%    1.20%
  Net investment income.........................     2.07%++    2.64%     2.83%#++     3.07%+   3.64%   3.89%    3.51%    2.81%
Portfolio turnover rate.........................        2%        10%       28%         2%        10%     28%      33%      60%
Average commission rate paid per share..........    $.0670     $.0649       N/A     $.0670     $.0649     N/A      N/A      N/A

                                                   1992
PER SHARE DATA:
Net asset value, beginning of period............   $10.75
Income (loss) from investment operations:
  Net investment income.........................      .27
  Net realized and unrealized gain (loss) on
    investments.................................     1.83
    Total from investment operations............     2.10
Less distributions to shareholders from:
  Net investment income.........................     (.24)
  Net realized gain on investments..............     (.63)
    Total distributions.........................     (.87)
Net asset value, end of period..................   $11.98
TOTAL RETURN+...................................    20.0%
RATIOS & SUPPLEMENTAL DATA:
  Net assets, end of period (in millions).......      $64
Ratios to average net assets:
  Expenses......................................    1.40%#
  Net investment income.........................    2.93%#
Portfolio turnover rate.........................     127%
Average commission rate paid per share..........      N/A

* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                          CLASS C                CLASS Y
                                                         YEAR ENDED             YEAR ENDED
                                                     DECEMBER 31, 1995*     DECEMBER 31, 1992
Expenses.........................................            2.37%                  1.43%
Net investment income............................            2.69%                  2.90%

     See accompanying notes to financial statements.
                                                                              43

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
JAMES T. COLBY, III
   Evergreen Tax Strategic Foundation Fund's fiscal year-end
was changed from December 31, to March 31. Evergreen Tax
Strategic Foundation Fund (Class Y, no-load shares) provided a (photo of Stephen
total return of 1.0%* for the three months ended March 31,       A. Lieber)
1997. The Fund's twelve-month total return ended March 31, was
16.1%. Since its inception on November 2, 1993, the Fund         (photo of James
(Class Y shares) has provided a 14.7% average annual total        T. Colby, III)
return through March 31. The Fund retained its focus on
tax-efficiency. For each $10,000 invested in the Fund (Class Y shares) on December 31, 1995, the overall return for calendar
1996 was $1,577, and the tax liability would be $94** for
investors in the 36% ordinary income tax bracket and the 28%
capital gains tax bracket (without reference to any possible state tax payments). This small tax liability reflected both the tax exempt bond investments*** of the portfolio, and the concentration on strategies to reduce tax liability in the
half of the portfolio in equities. These strategies include
investment in companies with sizable share buy-back programs in lieu of dividends, tax-deferred dividend payments, and
transactions entered into to offset realized capital gains.
The three-month and twelve-month total returns ended March 31, for the Fund's Class A shares were -3.8% and 10.3%, respectively.
For the period since their inception on January 17, 1995, through
March 31, 1997, the Fund's Class A shares have provided an average annual total return of 15.9%. For each $10,000 invested in the
Fund's Class A shares on December 31, 1995, the overall return for calendar 1996 was $991 and the tax liability would be $88** for investors in the 36% ordinary income tax bracket and the 28% capital gains tax bracket (without reference to any possible state tax payments). (Please see page 46 for additional performance information.)
   The equity portfolio continued to power the Fund's performance despite the sharp down-turn in equity markets at the end of the quarter. During the quarter, equities provided a 2.7% return (exceeding the Standard & Poor's 500 Index+), while the fixed income sector resulted in a 0.6% loss.
   The top ten equity performers in the quarter ended March 31, were Kysor Industrial Corp., +40%; Chemfab Corp., +29.4%; adidas AG++, +28.8%; FPIC Insurance Group, Inc., +26.8%; Interchange Financial
FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** TAX LIABILITY WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER
    FOR INVESTORS IN HIGHER TAX BRACKETS.
*** THIS INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. SOME OF THIS INCOME MAY
    BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
  + THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
 ++ INTERNATIONAL INVESTING MAY INVOLVE ADDITIONAL RISKS.
44

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
Services Corp., +23.7%; Williams Companies, Inc., +18.6%; Timken Co., +18.3%; WestPoint Stevens, Inc., +15.5%; Payless ShoeSource, Inc., +15.3%, and Marsh & McLennan Companies, Inc., +14.6%.
   Merger and acquisition events continued to provide significant gains in issues which were purchased as undervalued. The leader in this period was the aforementioned Kysor Industrial Corp., whose acquisition was completed on March
10. The benefits of broad-ranging investment research into undervalued companies were evident in the positive performance of the Fund's equity portfolio. The largest equity positions purchased during the quarter were in the shares of Westpoint Stevens, Inc., Amoco Corp., Nationwide Financial Services, Eli Lilly & Co., and Merrill Lynch & Co., Inc. With our active portfolio management policy, the Merrill Lynch & Co., Inc. shares were sold with a 25% gain during the quarter, and the Eli Lilly & Co. shares were repurchased during market weakness at the end of the quarter.
   The tax exempt portfolio consisted of insured or triple A rated bonds+++, generally of long duration, and short-term tax exempts used as cash equivalent investments. At the end of the quarter, 4.3% of the Fund's net assets were in tax exempt cash equivalents. The equity percentage of the portfolio continued substantially as at the beginning of the year, 43% of the Fund's net assets.
   Our anticipations are that the Fund will continue to benefit by our program of purchasing and holding undervalued small-to-medium size capitalization companies, and larger companies which either fall into temporary disfavor, or are engaged in programs to enhance their earnings power. Our bond market expectations are that rates will settle down at levels close to recent ones after Federal Reserve policy becomes clearer, with a reasonable probability of interest rate declines later in the year.
   Recent market volatility illustrates an increasingly selective trend in the markets, with a recognition that many issues had become fully valued, some overvalued, while others are ignored. The intensity of our search for undervalued growth opportunities should continue to produce significant gains notwithstanding a volatile and often uncertain market. The power of valuable corporate franchises, strong financials, vigorous research and marketing programs, and, above all, able managements, is evident in a great many companies which we regularly analyze and visit. We expect this research intensive effort to be rewarding in the months ahead with further likelihood of gains from re-valued growth trends, mergers and acquisitions, and profits generated through innovative leadership. We have carefully maintained sizable cash reserves to be able to buy shares on weakness, and have done so during each period of stock market uncertainty. The Fund's fixed income position continues to be concentrated in insured AAA rated tax exempt obligations which, we believe, will be benefited when the present period of anxiety over inflation potentials is past. The real returns of long-term Treasury bonds are currently approximately 5%, and we anticipate that when the Federal Reserve has made amply evident its program to slow the growth of the economy in order to reduce the risk of inflation, that inflation premium will decline and the Fund's primarily long-term bond position will rise in value. Our goal is capital growth and capital protection with a minimization of risk. We will continue to shape the Evergreen Tax Strategic Foundation Fund's strategy to these purposes. We thank our many existing shareholders and welcome the many new shareholders who have joined us in this year.
+++ INSURED AS TO PAYMENT OF PRINCIPAL AND INTEREST. THE FUND ITSELF IS NOT
    INSURED, NOR IS THE VALUE OF ITS SHARES GUARANTEED.
                                                                              45

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN TAX STRATEGIC FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Tax Strategic Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and the Lehman Municipal Bond Indexes ("Indexes").
(four graphs appear here, plot points are as follows:)
(customer to provide plot points)

Class A
1-Year Total Return=10.25%
Average Annual Compound
Return Since Inception=15.92%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                      1/27/95*  3/95  9/95  3/96  9/96  3/97

Class B
1-Year Total Return=10.02%
Average Annual Compound
Return Since Inception=17.07%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                    1/8/95*  3/95  9/95   3/96  9/96   3/97

Class C
1-Year Total Return=13.82%
Average Annual Compound
Return Since Inception=17.49%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                       3/3/95*  9/95  3/96   9/96  3/97

Class Y
1-Year Total Return=16.14%
Average Annual Compound
Return Since Inception=14.65%

Evergreen Tax Strategic Foundation Fund
S&P 500 Index
Lehman Brothers Municipal Bond Index
                                      11/2/93*  3/94  3/95  3/96  3/97

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on March 31, 1997; (c) all recurring fees (including investment advisory fees) net of fee waivers and reimbursements were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
46

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

 SHARES                                              VALUE
 COMMON STOCK -- 42.7%
            BANKS -- 7.9%
  19,500    Bank of Boston Corp.................. $  1,306,500
  10,000    Barnett Banks, Inc...................      465,000
  26,250    Beverly Bancorporation, Inc..........      498,750
   7,000    Cape Cod Bank & Trust Co.............      189,000
   5,000    Comerica, Inc........................      281,875
   2,400    First Empire State Corp..............      768,000
  11,000    First of America Bank Corp...........      657,250
   1,500    First Union Corp. **.................      121,687
   1,100    Interchange Financial
            Services Corp........................       33,550
  20,000*   Nationwide Financial
            Services, Inc........................      515,000
  10,000    Seacoast Banking Corp. of
            Florida Cl. A........................      282,500
   4,837    SouthTrust Corp......................      174,737
  10,100    Standard Federal Bank Corp...........      585,800
                                                     5,879,649
            BUILDING, CONSTRUCTION &
            FURNISHINGS -- 1.1%
  25,000    Clayton Homes, Inc...................      318,750
  10,700    La-Z-Boy Inc.........................      366,475
  15,000*   Southern Energy Homes, Inc...........      155,625
                                                       840,850
            BUSINESS EQUIPMENT & SERVICES -- .9%
   3,000*   Cisco Systems, Inc...................      144,375
   2,000    International Business
            Machines Corp........................      274,750
   5,000    Lucent Technologies, Inc.............      263,750
                                                       682,875
            CHEMICALS & AGRICULTURAL
            PRODUCTS -- 1.0%
   2,000    Du Pont (E. I.) De Nemours...........      212,000
   2,000    MacDermid, Inc.......................       69,500
  11,000    Morton International, Inc............      464,750
                                                       746,250
            CONSUMER PRODUCTS & SERVICES -- 2.6%
  10,000    adidas AG ADS, 144A..................      551,250
   5,000    General Motors Corp..................      276,875
   8,000    International Flavors &
            Fragrances, Inc......................      350,000
   2,000*   National Processing, Inc.............       16,000
  10,500    Toro Co. (The).......................      357,000
   6,000    V. F. Corp...........................      401,250
                                                     1,952,375
 SHARES                                              VALUE

            DIVERSIFIED COMPANIES -- .8%
  11,000    Dover Corp........................... $    577,500
            ELECTRICAL EQUIPMENT
            & ELECTRONICS -- 5.6%
   6,000    AMP, Inc.............................      206,250
   6,000    Baldor Electric Co...................      150,750
   5,000*   Gateway 2000, Inc....................      256,250
  20,000    Harman International
            Industries, Inc......................      670,000
  18,000    Hewlett-Packard Co...................      958,500
  12,000    Intel Corp...........................    1,669,500
  11,800    Park Electrochemical Corp............      269,925
                                                     4,181,175
            ENERGY -- 1.5%
   5,000    Amoco Corp...........................      433,125
  10,000    Equitable Resources, Inc.............      306,250
   7,500    Williams Company, Inc. (The).........      333,750
                                                     1,073,125
            FINANCE & INSURANCE -- 4.4%
  10,000    Countrywide Credit
            Industries, Inc......................      247,500
   3,000    Enhance Financial Services
            Group, Inc...........................      118,500
  10,000    FBL Financial Group, Inc.............      260,000
  12,000    Federal National Mortgage
            Association..........................      433,500
  20,000*   FPIC Insurance Group, Inc............      342,500
   5,000    Legg Mason, Inc......................      211,250
   3,000    Marsh & McLennan Co., Inc............      339,750
  13,000    North American Mortgage Co...........      264,875
  13,000    PHH Corp.............................      599,625
  10,000    Wilmington Trust Corp................      425,000
                                                     3,242,500
            HEALTHCARE PRODUCTS &
            SERVICES -- 2.6%
   7,000    Abbott Laboratories..................      392,875
   4,000    American Home Products Corp..........      240,000
   2,000    Beckman Instruments, Inc.............       84,000
   8,250*   Bio-Rad Laboratories, Inc.
            Cl. A................................      210,375
   5,000    Lilly (Eli) & Co.....................      411,250
   5,000*   Lincare Holdings, Inc................      206,250
   3,000    Medtronic, Inc.......................      186,750
   5,000    Shared Medical System Corp...........      232,500
                                                     1,964,000

                                                                              47

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

 SHARES                                              VALUE
COMMON STOCK -- CONTINUED
            INDUSTRIAL SPECIALTY PRODUCTS &
            SERVICES -- 2.9%
   3,300    Applied Power, Inc. Class A.......... $    138,600
   5,000    Cadmus Communications Corp...........       70,625
   7,500*   Chemfab Corp.........................      135,938
   8,000    Fisher Scientific
            International, Inc...................      353,000
  10,000    Furon Co.............................      212,500
   9,900    Snap-on, Inc.........................      383,625
   8,000    Timken Co. (The).....................      428,000
  10,000*   UCAR International, Inc..............      396,250
                                                     2,118,538
            PUBLISHING, BROADCASTING &
            ENTERTAINMENT -- .5%
  10,000    Belo (A.H.) Corp.....................      370,000
            REAL ESTATE -- 5.3%
   1,500*   Alexander's, Inc.....................      103,875
  20,000    Brandywine Realty Trust REIT.........      405,000
  12,000    Capstead Mortgage Corp. REIT.........      244,500
  21,400    Continental Homes Holding
            Corp.................................      355,775
  40,000    CWM Mortgage Holdings, Inc. REIT.....      775,000
  13,300    Gables Residential Trust REIT........      344,250
     438*   Homestead Village Properties,
            Inc..................................        7,391
     293*   Homestead Village Properties,
            Inc. Warrants, $10 expiring
            10/29/97.............................        2,124
  15,000*   Interstate Hotels Co.................      423,750
   2,000*   John Q. Hammons Hotels, Inc. Class
            A....................................       18,000
  14,000    Patriot American Hospitality,
            Inc. REIT............................      339,500
  20,000    Prentiss Properties Trust REIT.......      507,500
   3,485    Security Capital Pacific Trust REIT..       84,947
  25,000    Sunstone Hotel Investors, Inc. REIT..      328,125
                                                     3,939,737
            RETAILING & WHOLESALE -- 2.5%
   8,000    Avnet, Inc...........................      451,000
  11,000    Lowe's Companies, Inc................      411,125
   8,200    Mercantile Stores Co., Inc...........      380,275
  10,000*   Payless Shoesource, Inc..............      418,750
  20,000*   Southern Electronics Corp............      172,500
                                                     1,833,650
            TEXTILE & APPAREL -- .8%
  15,000    WestPoint Stevens, Inc...............      571,875
 SHARES                                              VALUE

            THRIFT INSTITUTIONS -- .9%
  18,000    Bank United Corp..................... $    531,000
  15,000    BankUnited Financial Corp............      157,500
                                                       688,500
            UTILITIES -- ELECTRIC -- .3%
   9,900    TNP Enterprises, Inc.................      211,613
            UTILITIES -- TELEPHONE -- 1.1%
  10,000*   360 Communications Co................      172,500
  15,000    Frontier Corp........................      268,125
   8,000    GTE Corp.............................      373,000
                                                       813,625
            TOTAL COMMON STOCK
            (COST $25,474,204)...................   31,687,837

PRINCIPAL
  AMOUNT
MUNICIPAL OBLIGATIONS -- 54.9%
             LONG TERM -- 50.6%
             ALASKA -- 1.3%
$1,000,000   Alaska Hsg. Fin. Corp. Mtge. RB, 1996
             Ser. A 6.05%, 12/1/17 (MBIA)..........    992,910
             ARIZONA -- .7%
   500,000   City of Tucson GO Refunding Bonds,
             Ser. 1995 5.70%, 7/1/08 (FGIC)........    516,815
             CALIFORNIA -- 4.4%
   500,000   California Edl. Facs. Auth. RB
             (Carnegie Institution of Washington),
             Ser. A 5.60%, 10/1/23.................    474,260
 1,000,000   Los Angeles Cnty. Metropolitan
             Transportation Authority Refunding,
             Ser. A 5.00%, 7/1/21 (FGIC)...........    874,130
 1,000,000   San Francisco City & Cnty
             International Airport Revenue 5.70%,
             5/1/26 (MBIA).........................    957,580
 1,000,000   State of California Various Purpose GO
             5.90%, 4/1/23 (FGIC)..................    996,050
                                                     3,302,020
             COLORADO -- 3.6%
   500,000   Arapahoe Cnty. Pub. Hwy. Auth. Capital
             Imp. Trust Fund Hwy. RB (E-470 Proj.)
             6.15%, 8/31/26 (MBIA).................    513,175
 1,475,000   Colorado Health Facilities Authority
             Revenue 6.88%, 2/15/23................  1,642,191

48

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
MUNICIPAL OBLIGATIONS -- CONTINUED
               COLORADO -- CONTINUED
$  500,000   School Dist. No. 1 in the City & Cnty.
             of Denver GO Refunding Bonds, Ser.
             1994A 6.50%, 6/1/10 (MBIA)............ $  553,800
                                                     2,709,166
             DELAWARE -- 1.5%
 1,000,000   Delaware Econ. Dev. Auth. Hosp. RB
             (The Osteopathic Hosp. Assoc. of
             Delaware/Riverside Hosp.), Escrowed to
             Maturity, Ser. A 6.50%, 1/1/08........  1,104,970
             FLORIDA -- 4.1%
   300,000   Dade Cnty. Aviation RRB, Ser. 1995A
             6.10%, 10/1/11 (AMBAC)................    313,725
 2,000,000   Florida St. Board Of Education Capital
             Outlay Series C
             6.63%, 6/1/22.........................  2,182,200
   500,000   Orange Cnty. Hlth. Facs. Auth. Hosp.
             RB (Orlando Regional Healthcare Sys.),
             Ser. 1996B 6.25%, 10/1/16 (MBIA)......    535,795
                                                     3,031,720
             GEORGIA -- 1.4%
 1,000,000   Dalton Utilities RRB 6.00%, 1/1/08
             (MBIA)................................  1,062,610
             ILLINOIS -- .7%
   500,000   Forest Preserve Dist. of Cook Cnty. GO
             Ltd. Tax Bonds, Ser. 1996 5.80%,
             11/1/16 (MBIA)........................    489,555
             MASSACHUSETTS -- 3.6%
   250,000   Massachusetts Hsg. Fin. Agcy. Hsg.
             Proj. RRB, 1993 Ser. A 5.95%, 10/1/08
             (AMBAC)...............................    256,878
   250,000   Massachusetts Bay Trans. Auth. General
             Trans. Sys. Bonds, Ser. 1994A 7.00%,
             3/1/08................................    286,662
 2,000,000   Massachusetts St Prerefunded @ $101 GO
             (Collaterialized in US Treasuries)
             6.50%, 6/1/13.........................  2,167,520
                                                     2,711,060
             MICHIGAN -- 2.0%
 1,000,000   Detroit Michigan Series A
             6.80%, 4/1/15.........................  1,124,790
   300,000   Michigan Muni. Bond Auth. Local Govt.
             Loan Prog. RB, Ser 1994G 6.55%,
             11/1/08 (AMBAC).......................    326,400
                                                     1,451,190
PRINCIPAL
  AMOUNT                                              VALUE

             MISSOURI -- 2.7%
$  500,000   Missouri Hsg. Dev. Commission Single
             Family Mtge. RB (Homeownership Loan
             Prog.), 1996 Ser. D 6.00%, 9/1/17
             (Collaterialized by GNMA or FNMA
             Certificates)......................... $  495,325
 1,000,000   Missouri Hsg. Dev. Commission Single
             Family Mtge. RB (Homeownership Loan
             Prog.), 1996 Ser. B 6.25%, 9/1/15
             (Collaterialized by GNMA or FNMA
             Certificates).........................  1,011,320
   500,000   St. Louis Muni. Fin. Corp. Leasehold
             Revenue Imp. Bonds, Ser. 1996A 5.95%,
             2/15/16 (AMBAC).......................    507,155
                                                     2,013,800
             NEVADA -- 1.4%
 1,000,000   Clark Cnty. Las Vegas McCarran Int'l
             Arpt. Passenger Fac. Charge RB, 1992
             Ser. A 6.00%, 7/1/22 (AMBAC)..........  1,002,800
             NEW HAMPSHIRE -- 1.6%
 1,230,000   New Hampshire Higher Educational &
             Health Crotched Mountain Rehab Center
             5.88%, 1/1/20.........................  1,206,433
             NEW YORK -- 7.0%
 1,245,000   Metro Transportation Authority
             Transport Facility Ser. L 6.63%,
             7/1/14................................  1,367,134
   245,000   New York St. Med. Care Facs. Fin.
             Agcy. Mental Hlth. Svcs. Facs. Imp.
             RB, 1992 Ser. B 6.25%, 8/15/10
             (AMBAC)...............................    254,952
   500,000   New York St. Med. Care Facs. Fin.
             Agcy. Mental Hlth. Svcs. Facs. Imp.
             RB, 1995 Ser. A 6.00%, 2/15/25
             (MBIA)................................    494,620
   500,000   New York St. Mortgage Agency Revenue
             Amt Homeowner Mortgage Series 63
             5.60%, 4/1/10 (AMT)...................    492,930
 1,000,000   New York St. Thruway Auth. General RB,
             Ser. C 6.00%, 1/1/25 (FGIC)...........  1,003,550
   250,000   Port Auth. of New York and New Jersey
             Consolidated Bonds, Ninety-Seventh
             Ser. Second Installment (AMT) 7.00%,
             7/15/05 (FGIC)........................    284,110
   250,000   State of New York Mtge. Agcy.
             Homeowner Mtge. RB, Ser. 44 (AMT)
             6.60%, 4/1/03.........................    260,553

                                                                              49

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

PRINCIPAL
  AMOUNT                                              VALUE
MUNICIPAL OBLIGATIONS -- CONTINUED
               NEW YORK -- CONTINUED
$1,000,000   State of New York Mtge. Agcy.
             Homeowner Mtge. RB, Ser. 56 (AMT)
             5.88%, 10/1/19........................ $1,008,500
                                                     5,166,349
             NORTH CAROLINA -- .6%
   500,000   North Carolina St. Univ. Raleigh
             Centennial Campus B 5.13%, 12/15/16
             (AMBAC)...............................    462,950
             NORTH DAKOTA -- 1.4%
 1,000,000   Mercer Cnty. Poll. Ctrl. RRB (Basin
             Elec. Pwr. Cooperative-Antelope Valley
             Unit 1 & Common Facs.), Second 1995
             Ser. 6.05%, 1/1/19 (AMBAC)............  1,012,370
             OHIO -- 1.0%
   700,000   Board of Ed. Beavercreek Local Sch.
             Dist. (Cnty. of Greene) Sch. Imp.
             Bonds (Unltd. Tax GO), Ser. 1996
             6.60%, 12/1/15 (FGIC).................    779,135
             PENNSYLVANIA -- 5.1%
 1,965,000   Pennsylvania Intragovernmental
             Cooperative Authority Special Tax
             Revenue 6.80%, 6/15/12................  2,143,009
 1,450,000   Pennsylvania Intragovernmental
             Cooperative Philadelphia Funding
             Program 7.00%, 6/15/14................  1,643,097
                                                     3,786,106
             TENNESSEE -- .5%
   300,000   The Hlth. & Edl. Facs. Board of the
             City of Bristol Hosp. RRB (Bristol
             Mem. Hosp.), Ser. 1993 6.75%, 9/1/07
             (FGIC)................................    337,020
             TEXAS -- 2.2%
 1,000,000   City of Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993J 6.13%,
             12/15/09 (AMBAC)......................  1,069,740
   500,000   City of Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993H 7.50%,
             12/15/10 (AMBAC)......................    593,720
                                                     1,663,460
             UTAH -- .7%
   500,000   Salt Lake City Hosp. RB (IHC
             Hospitals, Inc.) 6.30%, 2/15/15.......    520,175
PRINCIPAL
  AMOUNT                                              VALUE

             WEST VIRGINIA -- 1.3%
$1,000,000   West Virginia St. Hsg. Dev. Fund Hsg.
             Fin. (Ser. A) 6.05%, 5/1/27........... $  990,360
             WISCONSIN -- 1.1%
   800,000   Southeast Wi Pro Baseball Park 5.80%,
             12/15/26..............................    786,568
             PUERTO RICO -- .7%
   500,000   Puerto Rico Hsg. Bank & Fin. Agcy.
             Affordable Hsg. Mtge. Subsidy Prog.
             Single Family Mtge. RB, Portfolio I
             (AMT) 5.85%, 4/1/09 (Collaterialized
             by GNMA, FNMA & FHLMC Certificates)...    500,750
             TOTAL LONG TERM
             (COST $37,663,408).................... 37,600,292
Short Term -- 4.3%
             GEORGIA -- 1.5%
 1,100,000   Hapeville Dev. Auth. Indl. Dev. RB
             (Hapeville Hotel Ltd. Partnership
             Proj.), Ser. 1985 4.00% -- VRDN (LOC:
             Swiss Bank Corp.).....................  1,100,000
             NEW YORK -- 1.7%
   800,000   City of New York Ser B1 Subser B7, GO,
             Fiscal 1995 Ser. B Sub-Ser. B-4
             4.00% -- VRDN (MBIA)..................    800,000
   500,000   New York City Municipal Water Finance
             Authority Water And Sewer Series C
             Mandatory Tender Upon Exp/Term Of
             Liquidity 4.00% 6/15/23 -- VRDN
             (FGIC)................................    500,000
                                                     1,300,000
             PENNSYLVANIA -- .4%
   300,000   Schuylkill Cnty. Industrial
             Development Dates Westwood Energy
             Property Project 4.00%
             11/1/09 -- VRDN.......................    300,000
             WYOMING -- 0.7%
   500,000   Lincoln Cnty. Poll. Ctrl. RB Exxon
             Corp., Ser. 1984B 3.90% 11/1/14 --
             VRDN..................................    500,000
             TOTAL SHORT TERM
             (COST $3,200,000).....................  3,200,000
             TOTAL MUNICIPAL OBLIGATIONS
             (COST $40,863,408).................... 40,800,292

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997

SHARES                                               VALUE
MUTUAL FUND SHARES -- 0.0% (A)
20,000   Federated Tax Free Obligations
           Fund (at net asset value)
             (COST $20,000)...................... $     20,000
             TOTAL INVESTMENTS --
               (COST $66,357,612)......... 97.6  %  72,508,129
             OTHER ASSETS AND
               LIABILITIES -- NET.........  2.4     1,766,520
             NET ASSETS --................  100  % $74,274,649

 * Non-income producing security.
** At March 31, 1997 and December 31, 1996 the Fund owned 1,500 shares of common stock of First Union Corp. at a cost of $57,890. During the three months ended March 31, 1997 and year ended December 31, 1996 the Fund earned $870 and $3,300, respectively, in dividend income from this investment. These shares were purchased by the Fund prior to the aquistion of the investment adviser and Lieber & Company by First Union.
 (a) Less than one tenth of one percent.
The following abbreviations are used in this portfolio:
ADS -- American Depositary Shares
AMT -- Subject to Alternative Minimum Tax
COP -- Certificate of Participation
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Corp.
GO -- General Obligations
GNMA -- Government National Mortgage Corp.
LOC -- Letter of Credit
RB -- Revenue Bonds
REIT -- Real Estate Investment Trust
RRB -- Refunding Revenue Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an irrevocable letter of credit or line of credit from a major bank. Interest rates presented for these securities are those in effect as of March 31, 1997.
Municipal bond insurance companies:
AMBAC -- American Municipal Bond Assurance Corp.
FGIC -- Financial Guarantee Insurance Corp.
MBIA -- Municipal Bond Insurance Association
144A -- Rule 144A securites are restricted as to resale to
         qualified institutional investors.
See accompanying notes to financial statements.
                                                                              51

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
   Investments at value (identified cost $66,357,612).............................................................  $72,508,129
   Cash...........................................................................................................        3,196
   Receivable for Fund shares sold................................................................................    1,239,344
   Dividends and interest receivable..............................................................................      699,167
   Unamortized organization expense...............................................................................       12,848
   Prepaid expenses...............................................................................................       48,891
         Total assets.............................................................................................   74,511,575
LIABILITIES:
   Payable for Fund shares purchased..............................................................................       55,810
   Accrued advisory fee...........................................................................................       53,951
   Distribution fee payable.......................................................................................       54,937
   Accrued expenses...............................................................................................       72,228
         Total liabilities........................................................................................      236,926
NET ASSETS........................................................................................................  $74,274,649
NET ASSETS CONSISTS OF:
   Paid-in capital................................................................................................  $67,230,732
   Undistributed net investment income............................................................................       30,456
   Accumulated undistributed net realized gains on investment transactions........................................      862,944
   Net unrealized appreciation of investments.....................................................................    6,150,517
         Net assets...............................................................................................  $74,274,649
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($15,039,475 (divided by) 1,108,365 shares of beneficial interest outstanding)..................       $13.57
   Sales charge -- 4.75% of offering price........................................................................         0.68
      Maximum offering price......................................................................................       $14.25
   Class B shares ($38,838,228 (divided by) 2,864,713 shares of beneficial interest outstanding)..................       $13.56
   Class C shares ($5,085,504 (divided by) 375,744 shares of beneficial interest outstanding).....................       $13.53
   Class Y shares ($15,311,442 (divided by) 1,124,861 shares of beneficial interest outstanding)..................       $13.61

See accompanying notes to financial statements.
52

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                            STATEMENTS OF OPERATIONS

                                                                                                       THREE
                                                                                                       MONTHS
                                                                                                       ENDED     YEAR ENDED
                                                                                                       MARCH      DECEMBER
                                                                                                      31, 1997    31, 1996
INVESTMENT INCOME:
Income:
   Interest.........................................................................................  $456,048   $ 1,156,135
   Dividends (Net of foreign withholding taxes of $0 and $68).......................................   149,560       434,437
      Total investment income.......................................................................   605,608     1,590,572
EXPENSES:
   Advisory fee.....................................................................................  $143,945   $   354,958
   Distribution fee -- Class A Shares...............................................................     8,004        16,426
   Distribution fee -- Class B Shares...............................................................    62,195       131,282
   Shareholder services fee -- Class B Shares.......................................................    20,732        43,761
   Distribution fee -- Class C Shares...............................................................     8,824        16,493
   Shareholder services fee -- Class C Shares.......................................................     2,941         5,498
   Professional fees................................................................................    14,036         9,263
   Custodian fee....................................................................................     6,750        79,350
   Reports and notices to shareholders..............................................................     5,642        36,507
   Registration and filing fees.....................................................................     5,575        59,282
   Transfer agent fee...............................................................................     5,540        56,591
   Amortization of organization expenses............................................................     1,964         7,986
   Insurance........................................................................................     1,367         7,789
   Trustees' fees and expenses......................................................................     1,113         5,179
   Miscellaneous....................................................................................       412         3,643
         Total expenses.............................................................................   289,040       834,008
   Less: Fee waivers and expense reimbursements.....................................................        --      (101,890)
         Net expenses...............................................................................   289,040       732,118
Net investment income...............................................................................   316,568       858,454
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions.....................................................   865,777     1,133,442
   Net change in unrealized appreciation (depreciation) of investments..............................  (916,721)    4,531,613
   Net realized and unrealized gain (loss) on investments...........................................   (50,944)    5,665,055
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................  $265,624   $ 6,523,509

See accompanying notes to financial statements.
                                                                              53

                    EVERGREEN TAX STRATEGIC FOUNDATION FUND
(photo of dam)
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED
                                                                         THREE MONTHS ENDED         DECEMBER 31,
                                                                           MARCH 31, 1997        1996          1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................     $    316,568      $   858,454   $   456,792
   Net realized gain on investments transactions.......................          865,777        1,133,442       671,486
   Net change in unrealized appreciation (depreciation) of
      investments......................................................         (916,721)       4,531,613     2,607,309
      Net increase in net assets resulting from operations.............          265,624        6,523,509     3,735,587
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares......................................................          (69,706)        (163,381)      (34,215)
   Class B Shares......................................................         (123,210)        (306,929)      (72,776)
   Class C Shares......................................................          (16,785)         (42,461)       (4,715)
   Class Y Shares......................................................          (78,613)        (342,618)     (346,086)
      Total distributions from net investment income...................         (288,314)        (855,389)     (457,792)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares......................................................               --             (121)         (162)
   Class B Shares......................................................               --             (226)         (345)
   Class C Shares......................................................               --              (31)          (22)
   Class Y Shares......................................................               --             (253)       (1,644)
      Total distributions in excess of net investment income...........               --             (631)       (2,173)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares......................................................               --         (209,265)      (77,951)
   Class B Shares......................................................               --         (555,359)     (199,612)
   Class C Shares......................................................               --          (82,045)      (14,445)
   Class Y Shares......................................................               --         (303,414)     (490,453)
      Total distributions from net realized gains on investments.......               --       (1,150,083)     (782,461)
      Total distributions to shareholders..............................         (288,314)      (2,006,103)   (1,242,426)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................       17,462,938       32,091,878    10,412,208
   Proceeds from reinvestment of distributions.........................          211,565        1,574,099     1,158,751
   Payment for shares redeemed.........................................       (1,659,842)      (3,143,238)   (1,396,543)
      Net increase resulting from Fund share transactions..............       16,014,661       30,522,739    10,174,416
      Net increase in net assets.......................................       15,991,971       35,040,145    12,667,577
NET ASSETS:
   Beginning of period.................................................       58,282,678       23,242,533    10,574,956
   End of period (including undistributed (distributions in excess of)
      net investment income of $30,456, ($631) and $0, respectively)...     $ 74,274,649      $58,282,678   $23,242,533

See accompanying notes to financial statements.
54

                   EVERGREEN TAX STRATEGIC FOUNDATION FUND --
                              CLASS A AND B SHARES
(photo of dam)
                              FINANCIAL HIGHLIGHTS

                                                                                                                CLASS B
                                                                                                                            YEAR
                                                                             CLASS A                                        ENDED
                                                                                      YEAR ENDED                           DECEMBER
                                                              THREE MONTHS ENDED     DECEMBER 31,     THREE MONTHS ENDED   31,
                                                               MARCH 31, 1997++     1996     1995*     MARCH 31, 1997++     1996
PER SHARE DATA:
Net asset value, beginning of period........................         $13.50         $12.20   $10.44          $13.49         $12.19
Income from investment operations:
  Net investment income.....................................            .07            .27      .29             .05            .19
  Net realized and unrealized gain on investments...........            .06+++        1.59     2.24             .06+++        1.59
    Total from investment operations........................            .13           1.86     2.53             .11           1.78
Less distributions to shareholders from:
  Net investment income.....................................           (.06)          (.28)    (.31)           (.04)          (.20)
  Net realized gains on investments.........................             --           (.28)    (.46)             --           (.28)
    Total distributions.....................................           (.06)          (.56)    (.77)           (.04)          (.48)
Net asset value, end of period..............................         $13.57         $13.50   $12.20          $13.56         $13.49
TOTAL RETURN**..............................................           1.0%          15.4%    24.8%            0.8%          14.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................       $ 15,039        $11,166   $2,702        $ 38,838        $28,007
Ratios to average net assets:
  Expenses..................................................          1.38%+         1.52%#   1.75%#+         2.14%+         2.27%#
  Net investment income.....................................          2.30%+         2.39%#   2.79%#+         1.55%+         1.64%#
Portfolio turnover rate.....................................            29%            88%     110%             29%            88%
Average commission rate paid per share......................         $.0656         $.0648      N/A          $.0656         $.0648

                                                              1995*
PER SHARE DATA:
Net asset value, beginning of period........................  $10.31
Income from investment operations:
  Net investment income.....................................     .22
  Net realized and unrealized gain on investments...........    2.37
    Total from investment operations........................    2.59
Less distributions to shareholders from:
  Net investment income.....................................    (.25)
  Net realized gains on investments.........................    (.46)
    Total distributions.....................................    (.71)
Net asset value, end of period..............................  $12.19
TOTAL RETURN**..............................................   25.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...................  $6,559
Ratios to average net assets:
  Expenses..................................................   2.50%#+
  Net investment income.....................................   2.03%#+
Portfolio turnover rate.....................................    110%
Average commission rate paid per share......................     N/A

* For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+   Annualized.
++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                                        CLASS A         CLASS B
                                                                      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                     1996    1995*   1996    1995*
Expenses..........................................................   1.76%   5.02%   2.51%   3.65%
Net investment income (loss)......................................   2.15%   (.48%)  1.40%    .88%

See accompanying notes to financial statements.
                                                                              55

                   EVERGREEN TAX STRATEGIC FOUNDATION FUND --
                              CLASS C AND Y SHARES
(photo of dam)
                              FINANCIAL HIGHLIGHTS

                                                            CLASS C                                 CLASS Y
                                              THREE MONTHS ENDED     YEAR ENDED                              YEAR ENDED
                                                  MARCH 31,         DECEMBER 31,     THREE MONTHS ENDED     DECEMBER 31,
                                                    1997++          1996    1995*     MARCH 31, 1997++     1996      1995
PER SHARE DATA:
Net asset value, beginning of period........        $13.47         $12.19   $10.69          $13.54         $12.22    $10.27
Income from investment operations:
Net investment income.......................           .06            .18      .22             .09            .34       .35
Net realized and unrealized gain on
  investments...............................           .05+++        1.58     1.99             .05+++        1.56      2.39
  Total from investment operations..........           .11           1.76     2.21             .14           1.90      2.74
Less distributions to shareholders from:
Net investment income.......................          (.05)          (.20)    (.25)           (.07)          (.30)     (.33)
Net realized gains on investments...........            --           (.28)    (.46)             --           (.28)     (.46)
  Total distributions.......................          (.05)          (.48)    (.71)           (.07)          (.58)     (.79)
Net asset value, end of period..............        $13.53         $13.47   $12.19          $13.61         $13.54    $12.22
TOTAL RETURN**..............................          0.8%          14.5%    21.2%            1.0%          15.8%     27.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...        $5,086         $4,108     $496        $ 15,311        $15,002   $13,485
Ratios to average net assets:
  Expenses..................................         2.13%+         2.25%#   2.50%#+         1.13%+         1.30%#    1.50%#
  Net investment income.....................         1.55%+         1.64%#   2.07%#+         2.54%+         2.63%#    3.06%#
Portfolio turnover rate.....................           29%            88%     110%             29%            88%      110%
Average commission rate paid per share......        $.0656         $.0648      N/A          $.0656         $.0648       N/A

                                               1994     1993*
PER SHARE DATA:
Net asset value, beginning of period........   $10.31   $10.00
Income from investment operations:
Net investment income.......................      .27      .05
Net realized and unrealized gain on
  investments...............................      .08      .31
  Total from investment operations..........      .35      .36
Less distributions to shareholders from:
Net investment income.......................     (.27)    (.05)
Net realized gains on investments...........     (.12)      --
  Total distributions.......................     (.39)    (.05)
Net asset value, end of period..............   $10.27   $10.31
TOTAL RETURN**..............................     3.4%     3.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...  $10,575   $5,424
Ratios to average net assets:
  Expenses..................................    1.49%#    .00%#+
  Net investment income.....................    2.87%#   3.65%#+
Portfolio turnover rate.....................     245%      25%
Average commission rate paid per share......      N/A      N/A

* For the period from March 3, 1995, to December 31, 1995 and November 2, 1993 to December 31, 1993 (commencement of class C and class Y operations, respectively).
** Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+   Annualized.
++ The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations would have been the following:

                                                                               CLASS C
                                                                                                         CLASS Y
                                                                             YEAR ENDED
                                                                            DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                          1996       1995*    1996    1995    1994     1993*
Expenses................................................................  2.48%      18.91%   1.56%   2.23%   2.41%    3.10%
Net investment income (loss)............................................  1.41%     (14.34%)  2.37%   2.33%   1.95%     .54%

See accompanying notes to financial statements.
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Balanced Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic") known collectively as the Funds.
     American Retirement's investment objectives, in order of priority, are conservation of capital, reasonable income and capital growth. Balanced's investment objective is to achieve long-term total return through capital appreciation, dividends and interest income. Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. Tax Strategic's investment objective is to maximize the after-tax total return on its portfolio of investments by investing in equities as well as municipal securities, which are exempt from Federal income tax.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly for each of the Funds. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. These differences are primarily due to differing treatments for certain short-term losses and distributions received from real estate investment trusts. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
                                                                              57

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     As of March 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital.

                              UNDISTRIBUTED          ACCUMULATED
                              NET INVESTMENT        REALIZED GAIN
                                  INCOME            ON INVESTMENTS
Balanced...............          $(50,499)             $ 50,499
Tax Strategic..........             2,833                (2,833)

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Tax Strategic incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date it commenced operations.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union"), Balanced's investment adviser, is entitled to an annual fee of .50 of 1% of Balanced's average daily net assets pursuant to the Fund's investment advisory agreement.
     Pursuant to an agreement with American Retirement's, Foundation's and Tax Strategic's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:

      FOUNDATION AND                             AMERICAN
      TAX STRATEGIC                             RETIREMENT
First $750 million   0.875%              First $750 million   0.75%
Next $250 million    0.750%              Over $750 million    0.70%
Over $1 billion      0.700%

     During the three months ended March 31, 1997, for American Retirement, Evergreen Asset voluntarily reimbursed other expenses amounting to $90,000. During the year ended December 31, 1996, for American Retirement and Tax Strategic, Evergreen Asset voluntarily waived advisory fees of $24,841 and $90,551, respectively, and voluntarily reimbursed other expenses amounting to $3,400 and $11,339, respectively. Evergreen Asset can modify or terminate voluntary waivers and reimbursements at any time.
58

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to American Retirement, Foundation and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the three months ended March 31, 1997, American Retirement, Foundation and Tax Strategic incurred brokerage commissions of $11,925, $81,365 and $10,758 with Lieber & Company. For the year ended December 31, 1996, American Retirement, Foundation and Tax Strategic incurred brokerage commissions of $51,579, $680,252 and $50,033 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to these Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- For the period through March 10, 1997, Evergreen Asset furnished American Retirement, Foundation and Tax Strategic with administrative services as part of their advisory agreements and accordingly, these Funds did not pay a separate administration fee. Effective March 11, 1997, Evergreen Keystone Investment Services (EKIS), a subsidiary of First Union, began providing administrative services to the Funds. For the period through December 31, 1996, Furman Selz LLC ("Furman Selz") was each of the Funds' sub-administrator. As sub-administrator, Furman Selz provided the officers of the Funds. Effective January 1, 1997, The BISYS Group, Inc. ("BISYS") acquired Furman Selz' mutual fund unit and accordingly, BISYS Fund Services became sub-administrator. For American Retirement, Foundation and Tax Strategic, Furman Selz' or BISYS fee was paid by Evergreen Asset or EKIS and is not a fund expense.
     From January 1, 1997 to March 10, 1997, Evergreen Asset and from March 11, 1997, EKIS were Balanced's administrator and for the period from January 1, 1997 to March 31, 1997 BISYS was sub-administrator. Evergreen Asset and Furman Selz were Balanced's administrator and sub-administrator, respectively, for the year ended December 31, 1996. Evergreen Asset's/EKIS's and Furman Selz'/BISYS fees for Balanced are based on the average daily net assets of all the funds administered by Evergreen Asset or EKIS for which First Union, or its investment advisory subsidiaries, is also investment adviser. These fees were calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At March 31, 1997, assets for which EKIS was the administrator for which First Union, or its investment advisory subsidiaries, was investment adviser totalled approximately $29 billion. At December 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $17.0 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A, Class B, and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets.
                                                                              59

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     In connection with their Plans, American Retirement, Foundation and Tax Strategic have entered into distribution agreements with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of BISYS, whereby American Retirement, Foundation and Tax Strategic will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Shares' average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
     In connection with its plan, Balanced entered into a distribution agreement with EKD whereby it will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class A, B and C shareholders. Balanced has entered into a shareholder services agreement with FUBS, and will pay FUBS, an annual fee of up to .25 of 1% of the average net assets of its Class B and Class C shares. This fee is designed to obtain certain services for shareholders and to maintain shareholder accounts.
     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the three months ended March 31, 1997 and year ended December 31, 1996:

                                   THREE MONTHS
                                      ENDED                 YEAR ENDED
                                  MARCH 31, 1997         DECEMBER 31, 1996
American Retirement                  $ 12,910                 $20,024
Balanced                                3,100                   9,150
Foundation                             53,267                  57,736
Tax Strategic                          16,111                  25,078

     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain accounts in American Retirement, Balanced and Foundation, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $4,276, $102,025 and $83,760 for American Retirement, Balanced and Foundation, respectively, for the three months ended March 31, 1997 and which totaled $5,560, $187,538 and $151,484 for American Retirement, Balanced and Foundation, respectively, for the year ended December 31, 1996.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after the month of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
60

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                                                                     YEAR
                                                                                                                    ENDED*
                                                              THREE MONTHS ENDED              YEAR ENDED           DECEMBER
                                                               MARCH 31, 1997**           DECEMBER 31, 1996        31, 1995
AMERICAN RETIREMENT                                         SHARES        AMOUNT        SHARES        AMOUNT        SHARES
CLASS A
Shares sold.............................................     326,820    $ 4,608,875      762,980    $10,140,786     103,126
Shares issued on reinvestment of distributions..........       7,652        106,973       19,559        264,707       1,195
Shares redeemed.........................................     (74,356)    (1,044,019)     (84,770)    (1,127,903)       (186)
Net increase............................................     260,116      3,671,829      697,769      9,277,590     104,135
CLASS B
Shares sold.............................................   1,531,877     21,511,234    3,892,133     51,648,645     380,412
Shares issued on reinvestment of distributions..........      33,372        464,195       81,733      1,103,810       4,314
Shares redeemed.........................................    (124,007)    (1,740,809)    (175,385)    (2,331,018)     (6,548)
Net increase............................................   1,441,242     20,234,620    3,798,481     50,421,437     378,178
CLASS C
Shares sold.............................................      25,543        360,283      100,739      1,334,965       8,507
Shares issued on reinvestment of distributions..........         755         10,535        2,161         29,233          70
Shares redeemed.........................................      (4,726)       (66,693)      (3,928)       (53,590)         --
Net increase............................................      21,572        304,125       98,972      1,310,608       8,577
CLASS Y
Shares sold.............................................      87,120      1,231,385      287,843      3,807,908     280,323
Shares issued on reinvestment of distributions..........      19,041        266,192      103,943      1,392,828     106,983
Shares redeemed.........................................    (370,659)    (5,263,594)    (481,537)    (6,415,509)   (808,529)
Net decrease............................................    (264,498)    (3,766,017)     (89,751)    (1,214,773)   (421,223)
Total net increase resulting from Fund share
  transactions..........................................   1,458,432    $20,444,557    4,505,471    $59,794,862      69,667
AMERICAN RETIREMENT                                         AMOUNT
CLASS A
Shares sold.............................................  $1,278,749
Shares issued on reinvestment of distributions..........      14,909
Shares redeemed.........................................      (2,372)
Net increase............................................   1,291,286
CLASS B
Shares sold.............................................   4,651,965
Shares issued on reinvestment of distributions..........      53,311
Shares redeemed.........................................     (80,579)
Net increase............................................   4,624,697
CLASS C
Shares sold.............................................     104,262
Shares issued on reinvestment of distributions..........         878
Shares redeemed.........................................          --
Net increase............................................     105,140
CLASS Y
Shares sold.............................................   3,219,576
Shares issued on reinvestment of distributions..........   1,270,557
Shares redeemed.........................................  (9,380,520)
Net decrease............................................  (4,890,387)
Total net increase resulting from Fund share
  transactions..........................................  $1,130,736

 * The Fund share activity for Class A, Class B and Class C shares reflects the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
                                                                              61

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                              YEAR ENDED*
                                                    THREE MONTHS ENDED                 YEAR ENDED              DECEMBER
BALANCED                                             MARCH 31, 1997**              DECEMBER 31, 1996           31, 1995
CLASS A                                           SHARES         AMOUNT         SHARES          AMOUNT          SHARES
Shares sold..................................       82,428    $  1,093,429        450,824    $   5,988,616        174,514
Shares issued on reinvestment of
  distributions..............................       26,899         354,264        372,747        4,905,076        228,390
Shares redeemed..............................     (223,885)     (2,966,293)      (680,925)      (9,159,435)      (883,230)
Net increase (decrease)......................     (114,558)     (1,518,600)       142,646        1,734,257       (480,326)
CLASS B
Shares sold..................................      165,348       2,196,560        529,783        7,095,087        331,882
Shares issued on reinvestment of
  distributions..............................       56,925         750,275        883,591       11,640,482        528,256
Shares redeemed..............................     (341,159)     (4,533,333)    (1,260,613)     (16,901,766)    (1,507,091)
Net increase (decrease)......................     (118,886)     (1,586,498)       152,761        1,833,803       (646,953)
CLASS C
Shares sold..................................        3,813          50,440         19,191          256,143          6,207
Shares issued on reinvestment of
  distributions..............................          128           1,683          2,215           28,991          1,346
Shares redeemed..............................       (3,891)        (51,872)       (16,775)        (220,556)        (2,122)
Net increase.................................           50             251          4,631           64,578          5,431
CLASS Y
Shares sold..................................    3,764,660      49,606,477     16,615,288      221,340,376     13,282,634
Shares issued on reinvestment of
  distributions..............................      249,854       3,288,082      3,659,774       48,208,895      4,419,582
Shares redeemed..............................   (4,480,218)    (59,399,461)   (22,526,104)    (302,083,357)   (25,032,555)
Net decrease.................................     (465,704)     (6,504,902)    (2,251,042)     (32,534,086)    (7,330,339)
Total net decrease resulting from Fund share
  transactions...............................     (699,098)    ($9,609,749)    (1,951,004)    ($28,901,448)    (8,452,187)
BALANCED
CLASS A                                           AMOUNT
Shares sold..................................  $   2,180,996
Shares issued on reinvestment of
  distributions..............................      2,924,585
Shares redeemed..............................    (10,834,925)
Net increase (decrease)......................     (5,729,344)
CLASS B
Shares sold..................................      4,113,278
Shares issued on reinvestment of
  distributions..............................      6,788,533
Shares redeemed..............................    (18,590,977)
Net increase (decrease)......................     (7,689,166)
CLASS C
Shares sold..................................         78,623
Shares issued on reinvestment of
  distributions..............................         17,328
Shares redeemed..............................        (27,063)
Net increase.................................         68,888
CLASS Y
Shares sold..................................    164,605,419
Shares issued on reinvestment of
  distributions..............................     56,436,034
Shares redeemed..............................   (313,833,958)
Net decrease.................................    (92,792,505)
Total net decrease resulting from Fund share
  transactions...............................  ($106,142,127)

** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
62

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                                  YEAR
                                                                                                                 ENDED*
                                                      THREE MONTHS ENDED                YEAR ENDED              DECEMBER
FOUNDATION                                             MARCH 31, 1997**              DECEMBER 31, 1996          31, 1995
CLASS A                                              SHARES        AMOUNT         SHARES          AMOUNT         SHARES
Shares sold.....................................    1,573,527    $26,044,624      8,413,021    $126,479,881     7,433,192
Shares issued on reinvestment of
  distributions.................................       85,926      1,413,485        474,763       7,335,750       194,159
Shares redeemed.................................     (734,487)   (12,146,536)    (3,177,106)    (47,846,922)     (542,266)
Net increase....................................      924,966     15,311,573      5,710,678      85,968,709     7,085,085
CLASS B
Shares sold.....................................    3,519,353     58,129,934     18,909,215     282,822,448    19,717,460
Shares issued on reinvestment of
  distributions.................................      175,001      2,868,253      1,109,399      17,095,215       487,710
Shares redeemed.................................   (1,205,547)   (19,871,723)    (4,174,149)    (62,881,641)     (543,554)
Net increase....................................    2,488,807     41,126,464     15,844,465     237,036,022    19,661,616
CLASS C
Shares sold.....................................      176,251      2,897,772      1,165,822      17,413,787       761,087
Shares issued on reinvestment of
  distributions.................................        6,429        105,303         43,393         668,629        19,172
Shares redeemed.................................      (91,055)    (1,506,028)      (308,109)     (4,629,756)      (26,533)
Net increase....................................       91,625      1,497,047        901,106      13,452,660       753,726
CLASS Y
Shares sold.....................................    2,229,198     37,037,547     19,300,331     290,354,485    18,505,940
Shares issued on reinvestment of
  distributions.................................      315,233      5,191,873      1,977,198      30,423,613     1,558,776
Shares redeemed.................................   (2,606,400)   (43,297,987)   (12,328,011)   (185,863,701)   (5,965,644)
Net increase (decrease).........................      (61,969)    (1,068,567)     8,949,518     134,914,397    14,099,072
Total net increase resulting from Fund share
  transactions..................................    3,443,429    $56,866,517     31,405,767    $471,371,788    41,599,499
FOUNDATION
CLASS A                                              AMOUNT
Shares sold.....................................  $103,904,500
Shares issued on reinvestment of
  distributions.................................     2,828,216
Shares redeemed.................................    (7,709,611)
Net increase....................................    99,023,105
CLASS B
Shares sold.....................................   275,013,438
Shares issued on reinvestment of
  distributions.................................     7,076,078
Shares redeemed.................................    (7,846,692)
Net increase....................................   274,242,824
CLASS C
Shares sold.....................................    10,573,728
Shares issued on reinvestment of
  distributions.................................       277,286
Shares redeemed.................................      (379,480)
Net increase....................................    10,471,534
CLASS Y
Shares sold.....................................   263,287,541
Shares issued on reinvestment of
  distributions.................................    22,661,839
Shares redeemed.................................   (82,422,318)
Net increase (decrease).........................   203,527,062
Total net increase resulting from Fund share
  transactions..................................  $587,264,525

 * The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
                                                                              63

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                                   YEAR
                                                                                                                  ENDED*
                                                             THREE MONTHS ENDED              YEAR ENDED           DECEMBER
TAX STRATEGIC                                                 MARCH 31, 1997**           DECEMBER 31, 1996        31, 1995
CLASS A                                                    SHARES        AMOUNT        SHARES        AMOUNT       SHARES
Shares sold............................................     315,408    $ 4,371,432      652,149    $ 8,273,511    215,649
Shares issued on reinvestment of distributions.........       4,842         66,689       26,949        357,306      8,759
Shares redeemed........................................     (38,895)      (539,727)     (73,546)      (929,252)    (2,950)
Net increase...........................................     281,355      3,898,394      605,552      7,701,565    221,458
CLASS B
Shares sold............................................     816,857     11,299,403    1,563,566     19,725,070    550,703
Shares issued on reinvestment of distributions.........       8,114        111,726       59,693        793,572     21,721
Shares redeemed........................................     (36,136)      (499,992)     (85,378)    (1,087,302)   (34,427)
Net increase...........................................     788,835     10,911,137    1,537,881     19,431,340    537,997
CLASS C
Shares sold............................................     102,016      1,405,348      263,684      3,324,801     39,093
Shares issued on reinvestment of distributions.........         745         10,250        6,172         81,908      1,561
Shares redeemed........................................     (31,923)      (445,521)      (5,604)       (70,810)        --
Net increase...........................................      70,838        970,077      264,252      3,335,899     40,654
CLASS Y
Shares sold............................................      27,768        386,755       63,086        768,496     92,229
Shares issued on reinvestment of distributions.........       1,657         22,900       26,475        341,313     66,375
Shares redeemed........................................     (12,744)      (174,602)     (84,857)    (1,055,874)   (84,665)
Net increase...........................................      16,681        235,053        4,704         53,935     73,939
Total net increase resulting from Fund share
  transactions.........................................   1,157,709    $16,014,661    2,412,389    $30,522,739    874,048
TAX STRATEGIC
CLASS A                                                    AMOUNT
Shares sold............................................  $ 2,527,734
Shares issued on reinvestment of distributions.........      105,291
Shares redeemed........................................      (36,239)
Net increase...........................................    2,596,786
CLASS B
Shares sold............................................    6,364,106
Shares issued on reinvestment of distributions.........      260,033
Shares redeemed........................................     (407,693)
Net increase...........................................    6,216,446
CLASS C
Shares sold............................................      457,822
Shares issued on reinvestment of distributions.........       18,761
Shares redeemed........................................           --
Net increase...........................................      476,583
CLASS Y
Shares sold............................................    1,062,541
Shares issued on reinvestment of distributions.........      774,666
Shares redeemed........................................     (952,606)
Net increase...........................................      884,601
Total net increase resulting from Fund share
  transactions.........................................  $10,174,416

 * For Class A, Class B, and Class C shares, the Fund share transaction activity reflects the period January 17, 1995, January 6, 1995, and March 3, 1995, respectively (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the three months ended March 31, 1997 and year ended December 31, 1996 were as follows:

                                        THREE MONTHS
                                           ENDED                                 YEAR ENDED
                                       MARCH 31, 1997                        DECEMBER 31, 1996
                               PURCHASES             SALES             PURCHASES             SALES
American Retirement....       $ 25,839,480        $  9,477,392        $ 61,282,970        $ 10,474,200
Balanced...............        246,036,067         247,581,271         301,410,563         419,093,895
Foundation.............         62,412,840          24,762,245         435,891,619         116,921,520
Tax Strategic..........         34,192,321          17,289,466          59,793,904          34,152,600

     On March 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost for federal tax purposes was as follows:

                              APPRECIATION        DEPRECIATION            NET                TAX COST
American Retirement....       $ 13,902,963        $  3,014,733        $ 10,888,230        $  117,680,684
Balanced...............        121,310,893          19,483,252         101,827,641           803,831,536
Foundation.............        238,227,950          56,382,716         181,845,234         1,462,625,716
Tax Strategic..........          7,242,856           1,092,339           6,150,517            66,357,612

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- CONCENTRATION OF CREDIT RISK
     Tax Strategic invests the municipal bond portion of its portfolio in obligations issued by states, territories and possessions of the United States and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Certain debt obligations held in the Fund's municipal portfolio may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.
NOTE 7 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place between all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions.
     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds.
     The Funds had no borrowings under the financing agreements during the three months ended March 31, 1997 or the year ended December 31, 1996.
NOTE 8 -- DEFERRED TRUSTEE'S FEES
     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1997, the value of the Trustees deferral accounts was $10,325, $27,360, $8,650 and $3,583 for American Retirement, Balanced, Foundation and Tax Strategic, respectively.
NOTE 9 -- CHANGE IN FISCAL YEAR
     American Retirement, Balanced, Foundation and Tax Strategic have changed their fiscal year end to March 31 from December 31, effective March 31, 1997.
NOTE 10 -- SUBSEQUENT EVENTS
     Effective May 5, 1997, Evergreen Keystone Service Company, an affiliate of First Union, became the Funds' transfer agent, dividend disbursement agent and shareholder servicing agent.
                                                                              65

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
  THE EVERGREEN AMERICAN RETIREMENT TRUST
  EVERGREEN INVESTMENT TRUST
  EVERGREEN FOUNDATION TRUST

     We have audited the accompanying statements of assets and liabilities, including the statements of investments of the Evergreen Balanced Funds listed below as of March 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

    EVERGREEN AMERICAN RETIREMENT FUND (ONE OF THE PORTFOLIOS CONSTITUTING THE EVERGREEN AMERICAN RETIREMENT TRUST) -- statements of operations, changes in net assets, and financial highlights for the three months ended March 31, 1997 and the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years or periods in the four-year period ended December 31, 1995 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

    EVERGREEN BALANCED FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN INVESTMENT TRUST) -- statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996, statements of changes in net assets for the three months ended March 31, 1997 and each of the years in the two-year period ended December 31, 1996, and financial highlights for the three months ended March 31, 1997 and each of the years in the five-year period ended December 31, 1996.

    EVERGREEN FOUNDATION FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN FOUNDATION TRUST) -- statements of operations, changes in net assets, and financial highlights for the three months ended March 31, 1997 and the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years or periods in the four-year period ended December 31, 1995 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

    EVERGREEN TAX STRATEGIC FOUNDATION FUND (ONE OF THE PORTFOLIOS CONSTITUTING EVERGREEN FOUNDATION TRUST) -- statements of operations, changes in net assets, and financial highlights for the three months ended March 31, 1997 and the year ended December 31, 1996. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the years or periods in the two-year period ended December 31, 1995 and the period from November 2, 1993 (commencement of operations) through December 31, 1993 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

     These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund, and Evergreen Tax Strategic Foundation Fund as of March 31, 1997, the results of their operations for three months ended March 31, 1997, the changes in their net assets for the three months ended March 31, 1997 and for the year ended December 31, 1996, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                      KPMG PEAT MARWICK LLP

Boston, Massachusetts
May 2, 1997

66

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                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              George O. Martinez
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Stephen W. St. Clair
                              Assistant Treasurer

                              * These individuals are not trustees for Balanced.

                              + Trustee Emeritus

                   FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
                                  (UNAUDITED)
 During the fiscal period ended March 31, 1997, 79.13% of total dividends from net investment income paid by Tax Strategic were from tax-exempt interest income.
 For the corporate taxpayers, 57.39%, 37.48%, 42.49% and 48.23% of the ordinary income distributions paid during the fiscal period ended March 31, 1997 by American Retirement, Balanced, Foundation and Tax Strategic, respectively, qualified for the corporate dividends received deduction.

This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceded or accompanied by the fund's current prospectus. The prospectus contains important information about the fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.

            NOT       May lose value
           FDIC      No bank guarantee
          INSURED


              Evergreen Keystone Distributor, Inc.
Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.

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